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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-02735
-----------------------------------------------------------------

                       Elfun Tax-Exempt Fund
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/07
                          -------------------------

Elfun Funds




Annual Report

December 31, 2007



[GRAPHIC ART OMITTED]

Contents
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE ....................................................    1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     ELFUN INTERNATIONAL EQUITY FUND ....................................    2

     ELFUN TRUSTS .......................................................   10

     ELFUN DIVERSIFIED FUND .............................................   16

     ELFUN TAX-EXEMPT INCOME FUND .......................................   33

     ELFUN INCOME FUND ..................................................   48

     ELFUN MONEY MARKET FUND ............................................   63

NOTES TO SCHEDULES OF INVESTMENTS .......................................   68

FINANCIAL STATEMENTS

   Financial Highlights .................................................   69

   Statements of Assets and Liabilities .................................   72

   Statements of Operations .............................................   74

   Statements of Changes in Net Assets ..................................   76

   Notes to Financial Statements ........................................   78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................   86

TAX INFORMATION .........................................................   87

ADVISORY AGREEMENT RENEWAL ..............................................   88

ADDITIONAL INFORMATION ..................................................   91

INVESTMENT TEAM .........................................................   94

SHAREHOLDER SERVICES ....................................................   97


--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Notes to Performance (unaudited)
--------------------------------------------------------------------------------


Information on the subsequent performance pages relating to the Elfun Funds' one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-242-0134 for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index), and the Lehman Brothers Municipal Bond Index (LBMI) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market. LBMI is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


---------------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE ELFUN FUNDS AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUNDS.

Elfun International Equity Fund
--------------------------------------------------------------------------------


THE ELFUN INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN (PICTURED BELOW), PAUL NESTRO, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND MAKOTO SUMINO. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 94.

Q.  HOW DID THE ELFUN INTERNATIONAL EQUITY FUND PERFORM COMPARED TO
    ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the Elfun International Equity Fund returned 23.78%. The MSCI EAFE Index, the Fund's benchmark returned 11.18%, and the Fund's Lipper peer group of 206 International Large-Cap Core funds returned an average of 12.27% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. Strong corporate performance in revenue and cash generation and continued productivity enhancements more than compensated for a rising input cost environment, currency headwinds and the turmoil created by the collapse of the sub-prime mortgage market. Market volatility at certain times of the year was extreme and the dilemma facing central bankers torn between rising inflation concerns and diminishing market liquidity was a constant talking point late in the year.

Q.  WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The developing sub-prime crisis spread throughout the financial sector as the year progressed. Initially confined to over-zealous mortgage lenders in the U.S., it was soon apparent that many financial institutions around the globe would be affected. The full extent of the problem is as yet unknown but the reduction in market liquidity plus grave concerns over the quality of borrowers at all levels of the economy have served to tighten credit conditions throughout the entire global system. Key, however, is the dramatic fall in available liquidity, the fuel for asset prices in many segments of the economy.

[PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                                             Q&A


Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Materials companies in the agricultural/chemicals field (Potash - Canada) and mining industry (CVRD - Brazil; BHP Billiton - UK) were top performers for the Fund. Other major contributions came from industrials such as Orascom Construction (Egypt), ABB (Switzerland) and Alstom (France); energy companies, Petrobras (Brazil) and Saipem (Italy); and telecom services holdings Telenor (Norway) and MTN (South Africa).

    However, the Fund was negatively impacted by consumer staples stocks such as Seven and I Holdings (Japan) and the Fund's holdings in the financial sector such as Mitsubishi UFJ and Nomura (Japan), which while modest, still had a negative impact.

    Two consistent themes here are the high growth coming from emerging markets (influencing materials, energy and telecom) and infrastructure development in both the developed and developing worlds (industrials).

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATIONS OF THE FUND CHANGE? WHY?

A. The Fund added to its consumer staples holdings through the purchase of food manufacturers with global operations, attractive valuations and a business outlook that were particularly attractive in this challenging environment. The Fund reduced its overall position in healthcare due to concerns over the current pipeline and regulatory environments, but added to energy through purchases of gas related companies with strong market positions while eliminating a small oil holding in China.

    The Fund also reduced its position in the financials sector via the sale of European banks exposed to the credit crisis, and adjusted its holdings in consumer discretionary by moving out of underperforming Japanese retail and into a broad market watch manufacturer.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. The Fund made the following new additions its portfolio holdings in the last fiscal year: Danone (France), a major food producer; Ibiden (Japan), a manufacturer of technology for computer chips and filters for diesel engines, two high growth areas; Novozymes (Denmark), for its important role in enzymes and micro-organisms. The Fund also increased its position in the following companies: Nestle, for its global superiority; Roche, as a standout drug company in a challenged sector; Siemens, for its restructuring and new management approach. However, the Fund eliminated the following companies from its portfolio holdings during the last fiscal year: Credit Suisse Group and ING Group, as they are being confronted by the credit crisis; Novartis, Glaxo and Sanofi for their problems in the pharmaceutical space; and Chiyoda Corp, for its inability to control costs in a buoyant environment.

Elfun International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                THE PERIOD ($)              THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,095.78                      1.07

Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,023.92                      1.02
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.20% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 WAS: 9.58%.

Elfun International Equity Fund

                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

                   ELFUN INTERNATIONAL              MSCI
                       EQUITY FUND               EAFE INDEX
12/97                    $10000                     $10000
12/98                     11736                      11999
12/99                     16301                      15235
12/00                     14840                      13077
12/01                     12010                      10250
12/02                      9604                       8616
12/03                     13546                      11941
12/04                     15835                      14359
12/05                     18952                      16302
12/06                     23885                      20596
12/07                     29565                      22899

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
--------------------------------------------------------------------------------

Elfun International
   Equity Fund      23.78%    25.22%    11.45%
MSCI EAFE Index     11.18%    21.59%     8.64%


Elfun International Equity Fund (ending value $29,565)
MSCI EAFE Index (ending value $22,899)


                               INVESTMENT PROFILE

 A fund designed for investors who seek long-term growth of capital and future income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in equity securities of companies located in developed and developing countries
                           outside the United States.


                         * LIPPER PERFORMANCE COMPARISON

                     INTERNATIONAL LARGE-CAP CORE PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

  Fund's rank in peer group:                   8        4       4

  Number of Funds in peer group:             206      168      93

  Peer group average annual total return:  12.27%   19.39%   7.78%

  Lipper categories in peer group: International Large-Cap Core

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                            TOP TEN LARGEST HOLDINGS
                             AS OF DECEMBER 31, 2007
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Telenor ASA                      2.79%
--------------------------------------------------------------------------------
Nestle S.A. (Regd.)              2.69%
--------------------------------------------------------------------------------
Nokia OYJ                        2.58%
--------------------------------------------------------------------------------
Roche Holding AG                 2.57%
--------------------------------------------------------------------------------
BHP Billiton PLC                 2.44%
--------------------------------------------------------------------------------
Vodafone Group, PLC              2.31%
--------------------------------------------------------------------------------
Siemens AG (Regd.)               2.16%
--------------------------------------------------------------------------------
Cia Vale do Rio Doce ADR         2.16%
--------------------------------------------------------------------------------
Saipem S.p.A.                    2.10%
--------------------------------------------------------------------------------
Koninklijke Philips
--------------------------------------------------------------------------------
Electronics N.V.                 2.10%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN INTERNATIONAL EQUITY FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                         ELFUN INTERNATIONAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $482,413 AS OF DECEMBER 31, 2007.

[PIE CHART OMITTED PLOT POINTS FOLLOWS]

Continental Europe  49.1%
Japan  16.2%
United Kingdom  14.2%
Latin America  5.0%
Emerging Europe  3.7%
Pacific Rim  3.3%
Emerging Asia  3.1%
Canada  2.9%
United States  2.5%


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.6%+
--------------------------------------------------------------------------------

AUSTRALIA -- 1.0%

Brambles Ltd.                  193,250 $     1,957
Paladin Resources Ltd.         445,769       2,658 (a)
                                             4,615

BRAZIL -- 1.4%

Petroleo Brasileiro S.A. ADR                69,975 6,733

CANADA -- 2.9%

Canadian National
   Railway Co.                  89,510       4,231
Potash Corp of Saskatchewan     67,922       9,875
                                            14,106

DENMARK -- 1.4%

Group 4 Securicor PLC          494,939       2,387
Novozymes (Series B)            38,610       4,406
                                             6,793

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

EGYPT -- 0.8%

Orascom Construction
   Industries                   37,588 $     3,911

FINLAND -- 2.6%

Nokia OYJ                      320,729      12,436

FRANCE -- 12.5%

Accor S.A.                      21,723       1,737
Alstom                          21,709       4,666
AXA S.A.                        81,810       3,276
BNP Paribas                     49,211       5,340
Credit Agricole S.A.            81,341       2,743
Groupe Danone                   98,076       8,804
LVMH Moet Hennessy
   Louis Vuitton S.A.           21,183       2,561
Renault S.A.                    13,732       1,948
Schneider Electric S.A.         15,179       2,057
Suez S.A.                       68,269       4,648
Total S.A.                     102,816       8,543
Unibail-Rodamco (REIT)          10,960       2,402
Veolia Environnement            87,473       7,987
Vinci S.A.                      48,647       3,603
                                            60,315

GERMANY -- 9.2%

Allianz AG (Regd.)               7,565       1,636
Bayer AG                        95,687       8,748
DaimlerChrysler AG (Regd.)      33,112       3,219
E.ON AG                         42,011       8,943
Linde AG                        49,331       6,524
Metro AG                        38,238       3,211
RWE AG                          14,328       2,011
Siemens AG (Regd.)              65,447      10,417
                                            44,709

GREECE -- 1.2%

Hellenic Telecommunications
   Organization S.A.           151,659       5,588

HONG KONG -- 0.9%

Esprit Holdings Ltd.           100,000       1,499
Sun Hung Kai
   Properties Ltd.             143,550       3,045
                                             4,544

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND
Schedule of Investments
                                      (dollars in thousands)-- December 31, 2007
--------------------------------------------------------------------------------


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

INDIA -- 0.7%

Larsen & Toubro Ltd.            27,049 $     2,858
Reliance Capital Ltd. ADR        7,427         488 (a,b)
                                             3,346

ITALY -- 4.9%

Banca Intesa S.p.A.            737,935       5,837
Saipem S.p.A.                  252,773      10,137
UniCredito Italiano S.p.A.     940,657       7,812
                                            23,786

JAPAN -- 16.2%

Asahi Glass Company Ltd.       244,014       3,274
Bank of Yokohama Ltd.          399,026       2,800
East Japan Railway Co.             643       5,307
Hoya Corp.                      29,300         934
Ibiden Company Ltd.             95,496       6,625
Komatsu Ltd.                   107,150       2,916
Mitsubishi Estate
   Company Ltd.                307,946       7,429
Mitsubishi Heavy
   Industries Ltd.             846,000       3,642
Mitsubishi UFJ Financial
   Group, Inc.                 759,353       7,117
Nidec Corp.                     33,451       2,479
Nintendo Company Ltd.            1,000         599
Nomura Holdings, Inc.          508,196       8,620
Shiseido Company Ltd.          208,000       4,925
Sony Financial Holdings Inc.       939       3,589 (a)
Sumitomo Realty & Development
   Company Ltd.                 72,000       1,782
Toray Industries Inc.        1,243,997       9,743
Toyota Motor Corp.             122,192       6,607
                                            78,388

MEXICO -- 1.1%

America Movil S.A. de C.V.
   ADR (Series L)               83,199       5,107

NETHERLANDS -- 2.1%

Koninklijke Philips
   Electronics N.V.            234,562      10,124

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

NORWAY -- 4.3%

Acergy S.A.                    211,268 $     4,718
Orkla ASA                      130,421       2,528
Telenor ASA                    564,026      13,478
                                            20,724

RUSSIA -- 1.3%

Mobile Telesystems
   OJSC ADR                     22,631       2,304
OAO Gazprom ADR                 71,155       4,035
                                             6,339

SINGAPORE -- 1.3%

CapitaLand Ltd.                589,000       2,565
Singapore
   Telecommunications Ltd.   1,417,342       3,938
                                             6,503

SOUTH AFRICA -- 1.5%

Anglo Platinum Ltd.             13,303       1,966
MTN Group, Ltd.                292,249       5,476
                                             7,442

SOUTH KOREA -- 1.4%

Kookmin Bank                    44,663       3,292 (a)
Samsung Electronics
   Company Ltd.                  6,280       3,730
                                             7,022

SPAIN -- 1.5%

Banco Santander Central
   Hispano S.A. (Regd.)        336,349       7,273

SWEDEN -- 0.8%

Sandvik AB                     232,737       4,006

SWITZERLAND -- 8.5%

ABB Ltd. (Regd.)               257,707       7,425
Holcim Ltd. (Regd.)              2,206         236
Nestle S.A. (Regd.)             28,216      12,960 (h)
Roche Holding AG                71,839      12,411

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2007
--------------------------------------------------------------------------------


                                NUMBER
                             OF SHARES     VALUE
--------------------------------------------------------------------------------

Swatch Group AG                 10,890 $     3,282
Swiss Reinsurance               17,559       1,248
Syngenta AG (Regd)              13,689       3,488
                                            41,050

TAIWAN -- 0.9%

Taiwan Semiconductor
   Manufacturing
   Company Ltd.              2,288,229       4,374

UNITED KINGDOM -- 14.2%

BG Group, PLC                  327,626       7,500
BHP Billiton PLC               382,684      11,777 (h)
British American Tobacco PLC                17,950 702
Diageo PLC                     275,081       5,914
Group 4 Securicor PLC          414,882       2,021
Lloyds TSB Group, PLC          270,453       2,541
National Grid PLC              225,496       3,744
Prudential PLC                 335,632       4,757
Reed Elsevier PLC              162,326       2,196
Rio Tinto PLC (Regd.)           60,432       6,396
Royal Bank of Scotland
   Group, PLC                  527,883       4,665
Tesco PLC                      548,195       5,208
Vodafone Group, PLC          2,986,865      11,166
                                            68,587

TOTAL COMMON STOCK
   (COST $311,141)                         457,821

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 2.6%
--------------------------------------------------------------------------------

All America Latina
   Logistica S.A.              152,400  $    1,973
Cia Vale do Rio Doce ADR       372,058      10,410

TOTAL PREFERRED STOCK
   (COST $5,888)                            12,383

TOTAL INVESTMENTS IN SECURITIES
   (COST $317,029)                         470,204

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
4.96%                       12,209,277      12,209 (d,k)
   (COST $12,209)

TOTAL INVESTMENTS
   (COST $329,238)                         482,413

OTHER ASSETS AND LIABLITES,
   NET-- 0.3%                                1,437
                                          --------

NET ASSETS-- 100.0%                       $483,850
                                          ========

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN INTERNATIONAL EQUITY FUND
Schedule of Investments

                                      (dollars in thousands)-- December 31, 2007
--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun International Equity Fund had the following short futures contracts open at December 31, 2007

                           NUMBER  CURRENT
                EXPIRATION   OF   NOTIONAL  UNREALIZED
DESCRIPTION        DATE   CONTRACTS VALUE  DEPRECIATION
--------------------------------------------------------------------------------

DJ Euro Stoxx
 Index Futures  March 2008    46  $(2,983)     $  (49)
FTSE 100 Index
 Futures        March 2008    10   (1,285)        (16)
Topix Index
 Futures        March 2008    12   (1,579)          2
                                               ------
                                               $  (63)
                                               ======


The Elfun International Equity Fund was invested in the following sectors at December 31, 2007


SECTOR             PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                     18.70%
Materials                                      15.28%
Industrials                                    14.34%
Telecommunication Services                      9.75%
Energy                                          9.19%
Consumer Staples                                8.65%
Consumer Discretionary                          6.87%
Information Technology                          6.46%
Utilities                                       5.66%
Healthcare                                      2.57%
Short-Term                                      2.53%
                                              -------
                                              100.00%
                                              =======

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

Elfun Trusts
--------------------------------------------------------------------------------


THE ELFUN TRUSTS IS MANAGED BY DAVID B. CARLSON.
SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 94.


Q. HOW DID THE ELFUNTRUSTS PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the Elfun Trusts returned 5.05%. The S&P 500 Index, the Fund's benchmark, returned 5.50% and the Fund's Lipper peer group of 723 Large-Cap Growth funds returned an average of 14.17% for the same period

 Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Volatility returned to the equity market in 2007 with several sharp sell-offs during the year. The market reached new highs in early October, only to sell off in the final two months. The year ended with a total return of 5.50% for the S&P 500.

    Eight out of ten S&P 500 sectors had positive returns, and seven of these were in the double-digits, led by sectors tilted toward global infrastructure investment and booming commodity prices. The best performing sectors were energy (+35%), materials (+23%), utilities (+20%) and technology (+16%). Two sectors had negative returns for the year, financials (-19%) and consumer-discretionary (-13%), due to the mortgage crisis and fears around consumer spending.

Q. WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. From a sector standpoint, financials were our best performing sector as we were underweighted in the sector and our holdings had better performance (down 1.6% versus a decline of 18.8% for the S&P 500 financials sector). Our strongest performers were State Street (+22%), Berkshire Hathaway (+29%) and AFLAC (+38%). On the negative side, our holdings in CB Richard Ellis (-35%) and Fannie Mae (-30%) declined sharply in the deteriorating credit environment. We ended the year underweighted in the financials sector as we believe that the housing/mortgage issues will continue to persist.

    Healthcare was our worst performing sector as our holdings declined (-7.6%) versus a gain of +7.2% for the S&P 500 healthcare sector. Amgen was our worst performer with a decline of (-32%). Healthcare makes up about 17% of the portfolio.

    Technology was our largest sector weight at 28% of the portfolio at year-end. Performance in our tech holdings was mixed last year. Microsoft (+21%), First Data (+27%) and Iron Mountain (+34%) did well, while Yahoo (-9%), Paychex (-6%) and Molex (-4%) lagged. We were a net buyer of technology stocks during the year as we saw attractive value in many names.


[PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                                             Q&A


    For the full year, Monsanto was our best performer with a gain of +114%, and Amgen was the worst performer with a loss of (-32%).

Q.  WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO DURING THE YEAR?

A. There were no significant changes in the Fund during the period and turnover remained low at 12% of the portfolio. We ended the year with 59 stocks in the portfolio, little changed from the start of the year. On the margin, we reduced our overweight in consumer discretionary stocks and took profits in energy. Our largest overweights remain in information technology, healthcare and media, as we believe these areas can withstand the slowing of the U.S. economy and benefit from a relatively stronger outlook for global economic growth.

    As this is written early in the new year, the stock market is declining and there is a growing conviction by economists of a U.S. recession. We believe the market will favor stocks that characterize the current holdings in the Fund, i.e. industry leaders, financially strong, well managed with above-average growth rates. We believe we are well positioned for the environment ahead.

Elfun Trusts
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                THE PERIOD ($)              THE PERIOD ($)*
--------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                       992.37                       0.65

Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,024.26                      0.66
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.13% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 WAS: (0.76)%.

Elfun Trusts
--------------------------------------------------------------------------------


                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

              ELFUN TRUSTS        S&P 500 INDEX
12/97            $10000               $10000
12/98             12294                12870
12/99             14721                15581
12/00             15589                14150
12/01             14656                12465
12/02             11738                 9710
12/03             14431                12499
12/04             15577                13859
12/05             15702                14541
12/06             17760                16837
12/07             18656                17763


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Trusts      5.05%    9.71%      6.43%

S&P 500           5.50%   12.84%      5.91%


Elfun Trusts (ending value $18,656)
S&P 500 (ending value $17,763)


                               INVESTMENT PROFILE

           A fund designed for investors who seek long-term growth of capital and future income rather than current income by
          investing primarily in equity securities of U.S. companies.


                         * LIPPER PERFORMANCE COMPARISON

                            LARGE CAP CORE PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                             ONE     FIVE     TEN
                                            YEAR     YEAR    YEAR

  Fund's rank in peer group:                 663     426      53

  Number of Funds in peer group:             723     515     239

  Peer group average annual total return:  14.17%  11.75%   5.00%

  Lipper categories in peer group: Large Cap Growth

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                            TOP TEN LARGEST HOLDINGS
                             AS OF DECEMBER 31, 2007
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Monsanto Co.                     4.22%
--------------------------------------------------------------------------------
State Street Corp.               4.21%
--------------------------------------------------------------------------------
Microsoft Corp.                  3.97%
--------------------------------------------------------------------------------
Schlumberger Ltd.                3.89%
--------------------------------------------------------------------------------
Dover Corp.                      3.72%
--------------------------------------------------------------------------------
Carnival Corp.                   3.19%
--------------------------------------------------------------------------------
Western Union Co.                3.15%
--------------------------------------------------------------------------------
Intuit Inc.                      3.09%
--------------------------------------------------------------------------------
Liberty Media Holding Corp -
--------------------------------------------------------------------------------
Capital (Series A)               3.07%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.         3.04%
--------------------------------------------------------------------------------


SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN TRUSTS
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                                  ELFUN TRUSTS


PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $2,198,834 AS OF DECEMBER 31, 2007.

[PIE CHART OMITTED PLOT POINTS FOLLOWS]

Information Technology  27.8%
Consumer Discretionary  16.8%
Healthcare  16.6%
Financials  15.3%
Energy  8.3%
Materials  4.4%
Industrials  3.9%
Consumer Staples  3.5%
Telecommunication Services  1.9%
Short-Term  1.5%

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.5%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 16.8%

Bed Bath & Beyond, Inc.      1,100,000  $   32,329 (a)
Carnival Corp.               1,575,000      70,072
Comcast Corp. (Class A)      2,870,000      52,004 (a)
Liberty Global, Inc.
   (Series C)                1,800,000      65,862 (a)
Liberty Media Holding Corp -
   Capital (Series A)          580,000      67,564 (a)
Liberty Media Holding Corp -
   Interactive (Series A)    1,280,000      24,422 (a)
Lowe's Companies, Inc.       1,300,000      29,406
News Corp. (Class A)           750,000      15,368
Target Corp.                   260,000      13,000
                                           370,027

CONSUMER STAPLES -- 3.5%

Colgate-Palmolive Co.          120,000       9,355
McCormick & Company, Inc.       60,000       2,275
PepsiCo, Inc.                  850,000      64,515
                                            76,145

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

ENERGY -- 8.3%

Baker Hughes Incorporated      110,000  $    8,921
Exxon Mobil Corp.              700,000      65,583
Schlumberger Ltd.              870,000      85,582
Transocean, Inc.               160,000      22,904
                                           182,990

FINANCIALS -- 15.2%
AFLAC Incorporated             700,000      43,841
Alleghany Corp.                 37,884      15,229 (a)
American International
   Group, Inc.                 325,000      18,948
Berkshire Hathaway, Inc.
   (Class B)                    14,000      66,304 (a)
CB Richard Ellis Group, Inc.
   (Class A)                 1,470,000      31,678 (a)
Citigroup, Inc.                850,000      25,024
Federal National
   Mortgage Assoc.             600,000      23,988
Goldman Sachs Group, Inc.       45,000       9,677
Metlife, Inc.                  130,000       8,011
State Street Corp.           1,140,000      92,568 (e)
                                           335,268

HEALTHCARE -- 16.6%

Abbott Laboratories            480,000      26,952
Amgen, Inc.                  1,000,000      46,440 (a)
DENTSPLY International, Inc.                60,000 2,701
Gilead Sciences, Inc.          120,000       5,521 (a)
Johnson & Johnson              750,000      50,025
Lincare Holdings Inc.        1,310,000      46,060 (a)
Medtronic Inc.               1,040,000      52,281
Pfizer Inc.                  1,000,000      22,730
UnitedHealth Group, Inc.     1,150,000      66,930
Wyeth                          280,000      12,373
Zimmer Holdings, Inc.          490,000      32,414 (a)
                                           364,427

INDUSTRIALS -- 3.9%

Dover Corp.                  1,775,000      81,810
Stericycle, Inc.                55,000       3,267 (a)
                                            85,077

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TRUSTS
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 27.9%

Analog Devices, Inc.           625,000  $   19,813
Automatic Data
   Processing, Inc.            680,000      30,280
Cisco Systems, Inc.          2,300,000      62,261 (a)
Corning Incorporated           550,000      13,194
eBay, Inc.                   1,150,000      38,168 (a)
Intel Corp.                    200,000       5,332
Intuit Inc.                  2,150,000      67,961 (a)
Iron Mountain Incorporated     220,000       8,144 (a)
Microsoft Corp.              2,450,000      87,220
Molex, Inc. (Class A)        2,180,000      57,269
NAVTEQ Corp.                    65,000       4,914 (a)
Paychex, Inc.                1,200,000      43,464
QUALCOMM, Inc.               1,360,000      53,516
Research In Motion Ltd.         90,000      10,206 (a)
Western Union Co.            2,850,000      69,198
Yahoo! Inc.                  1,750,000      40,705 (a)
                                           611,645

MATERIALS -- 4.4%

Allegheny Technologies
   Incorporated                 50,000       4,320
Monsanto Co.                   830,000      92,703
                                            97,023

TELECOMMUNICATION SERVICES -- 1.9%

American Tower Corp. (Class A)             240,000 10,224     (a)
NII Holdings Inc. (Class B)    130,000       6,282 (a)
Vodafone Group, PLC ADR        700,000      26,124
                                            42,630

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,445,825)                     2,165,232

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%
-------------------------------------------------------------------------------

GEI Short Term Investment Fund
4.96%                       33,601,632  $   33,602 (d,k)
   (Cost $33,602)

TOTAL INVESTMENTS
   (COST $1,479,427)                     2,198,834

OTHER ASSETS AND LIABILITIES,
   NET-- 0.0%*                                 183
                                        ----------

NET ASSETS-- 100.0%                     $2,199,017
                                        ==========

* less than 0.1%

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

Elfun Diversified Fund

THE ELFUN DIVERSIFIED FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES (PICTURED BELOW FROM LEFT TO RIGHT) RALPH R. LAYMAN, JUDITH A. STUDER, THOMAS R. LINCOLN AND PAUL M. COLONNA. EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: U.S. EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MS. STUDER IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND, MR. LINCOLN MANAGES THE U.S. EQUITY PORTION, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THIS FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 94.

Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the Elfun Diversified Fund returned 8.74%. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index,


[PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                                             Q&A


    returned 5.50% and 6.97%, respectively. The Fund's Lipper peer group of 646 Mixed Asset Target Allocation Growth funds returned an average of 6.42% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT
    MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

 A. The solid performance of the Elfun Diversified Fund for the twelve-month period was primarily driven by the Fund's overweight in equities through much of the year, particularly in international equities (with additional benefit from excellent stock selection in that area of the Fund), and partially offset by issues in the credit market.

    In the first half of the year, U.S. stocks rallied due to strong corporate earnings, record M&A activity, cooling inflation worries and the absence of Federal Reserve rate hikes. The market's climb was interrupted by global liquidity concerns in February, and again beginning in late June and July of 2007, amid a credit crunch brought about by rising sub-prime mortgage defaults. However, accommodative actions by the Fed in late summer/early fall propelled markets higher, and the S&P 500 reached a record high close of 1,565 in early October as Fed remarks allayed investors concerns that the economy was headed for recession. However, stocks pulled back sharply during the balance of the fourth quarter, reflecting investors' concerns over the economic impact of the housing- and credit-market turmoil and record-high oil prices. In this environment, the growth style of investing outperformed the value style by over 10%, its first period of outperformance in seven years.

    The Fund's U.S. equity performance broadly tracked the S&P 500 benchmark. The portfolio benefited from a focus on large cap companies with sustainable earnings growth. In the U.S., larger cap stocks outperformed small, as these higher-quality companies are perceived to have the financial strength and scale to better weather a significant economic slowdown. Our focus on disciplined growth avoided the worst of the year's sub-prime mortgage debacle and resulting credit market turmoil, as the Fund's financial sector holdings was concentrated in companies that derive the majority of their revenues from fee-based (versus credit-based) activities. Underweighting financials in this environment also aided Fund performance, as did stock selection in the strong energy, materials and industrials segments. Offsetting these positives were an overweighting in the weak consumer discretionary sector, an underweight in telecommunications stocks, and adverse stock selection in the healthcare area.

    The international equity markets were up strongly during the last year, as shown by the MSCI EAFE's +11.2% return and an even-stronger +39.4% advance in the MSCI Emerging Markets Index. The weak US dollar helped international equity returns for US investors. In international stock markets, strong corporate performance in revenue and cash generation and continued productivity enhancements more than compensated for a rising input cost environment, currency headwinds for exporters and the turmoil created by the collapse of the sub-prime mortgage market. Market volatility at certain times of the year was extreme, similar to what was observed in the U.S. The developing sub-prime crisis

Elfun Diversified Fund
--------------------------------------------------------------------------------
                                                                             Q&A


    spread through the financial sector as the year progressed. Initially confined to over-zealous mortgage lenders in the U.S., it was soon apparent that many financial institutions around the globe would be affected. The reduction in market liquidity, plus concerns over the quality of borrowers at all levels of the economy, has served to tighten credit conditions through the global system. The international portfolio substantially exceeded its benchmark. Two investment themes that led to the strong performance of our International equity portfolios were the high growth coming from emerging markets (influencing materials, energy and telecom stocks) and infrastructure development in both developed and developing countries.

    In the fixed income market, the fallout from the sub-prime mortgage crisis became apparent in the fourth quarter as confidence in valuing securities backed by these loans disappeared and ratings agencies moved quickly to downgrade hundreds of securities. Broker/dealers across Wall Street began reporting writedowns in the billions. In the latter half of the year, investors shied away from risky assets and fled to the safety of U.S. treasuries, pushing interest rates downward and credit spreads wider.

    As the year matured, economic fundamentals slowed and the housing market failed to stabilize, leading the Fed to cut its target rate in September, October and December. The Fed also injected reserves into the financial system to mitigate year-end liquidity issues. The drop in interest rates helped the Lehman Brothers Aggregate Bond index to rise in the fourth quarter as equity markets fell. Within the broader fixed income market, the U.S. treasuries and government-related securities sectors performed the best, with credit-related sectors falling short. The Fund's fixed income portfolio underperformed the index for the year, negatively impacted by credit exposures, including some in the sub-prime and high yield spaces.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. As the year progressed, turmoil in the financial markets ensued accompanied by weakening economic reports. The portfolio segments became more defensively oriented underweighting financial and consumer discretionary stocks and paring positions in high yield bonds.

Elfun Diversified Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                THE PERIOD ($)              THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,024.36                      1.08

Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,023.87                      1.07
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.21% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 WAS: 2.44%.

Elfun Diversified Fund
--------------------------------------------------------------------------------

                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

                  ELFUN                  S&P 500        LB AGGREGATE
              DIVERSIFIED FUND            INDEX          BOND INDEX
12/97            $10000                  $10000            $10000
12/98             11714                   12870             10869
12/99             13359                   15581             10779
12/00             14088                   14150             12033
12/01             13704                   12465             13049
12/02             12450                    9710             14387
12/03             15105                   12499             14977
12/04             16418                   13859             15627
12/05             17078                   14541             16007
12/06             19572                   16837             16700
12/07             21282                   17763             17864


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
                          ONE     FIVE       TEN
                         YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
Elfun Diversified Fund   8.74%   11.32%     7.84%

S&P 500 Index            5.50%   12.84%     5.91%

LB Aggregate Bond
   Index                 6.97%    4.42%     5.97%

Elfun Diversified Fund (ending value $21,282)
S&P 500 Index (ending value $17,763)
LB Aggregate Bond Index (ending value $17,864)


                               INVESTMENT PROFILE
        A fund designed for investors who seek the highest total return consistent with prudent investment management and the preservation of capital by investing primarily in a combination of U.S. and foreign equity securities and investment-grade debt securities.


                         * LIPPER PERFORMANCE COMPARISON

                 MIXED-ASSET TARGET ALLOCATION GROWTH PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

  Fund's rank in peer group:                149     150      29

  Number of Funds in peer group:            646     421     209

  Peer group average annual total return:  6.42%  10.71%   5.91%

  Lipper categories in peer group: Mixed-Asset Target Allocation Growth

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                            TOP TEN LARGEST HOLDINGS
                             AS OF DECEMBER 31, 2007
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.         2.00%
--------------------------------------------------------------------------------
State Street Corp.               1.99%
--------------------------------------------------------------------------------
Cisco Systems, Inc.              1.93%
--------------------------------------------------------------------------------
American International
Group, Inc.                      1.91%
--------------------------------------------------------------------------------
QUALCOMM, Inc.                   1.88%
--------------------------------------------------------------------------------
Schlumberger Ltd.                1.88%
--------------------------------------------------------------------------------
Procter & Gamble Co.             1.69%
--------------------------------------------------------------------------------
NII Holdings Inc. (Class B)      1.63%
--------------------------------------------------------------------------------
PepsiCo, Inc.                    1.59%
--------------------------------------------------------------------------------
Washington Mutual Master
--------------------------------------------------------------------------------
Note Trust 5.06%, 05/15/14       1.59%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.


20

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             ELFUN DIVERSIFIED FUND


PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $300,853 AS OF DECEMBER 31, 2007.

[PIE CHART OMITTED PLOT POINTS FOLLOWS]

DOMESTIC EQUITY  55.2%
BONDS AND NOTES  22.7%
FOREIGN EQUITY  20.7%
SHORT-TERM & OTHERS  1.4%


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 55.0%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 6.8%

Bed Bath & Beyond, Inc.        115,003  $    3,380 (a,h)
Carnival Corp.                  70,016       3,115 (h)
Comcast Corp. (Class A)        221,602       4,015 (a,h)
Kohl's Corp.                    18,183         833 (a)
Liberty Global, Inc. (Series C) 35,895       1,313 (a)
Liberty Media Holding Corp -
   Capital (Series A)           18,962       2,209 (a)
Lowe's Companies, Inc.          92,493       2,092
Omnicom Group, Inc.             34,692       1,649
Target Corp.                    16,385         819
The Cheesecake Factory          22,679         538 (a)
                                            19,963

CONSUMER STAPLES -- 5.4%

Alberto-Culver Co.              38,915         955
Colgate-Palmolive Co.           58,662       4,573 (h)
Kimberly-Clark Corp.             7,254         503
PepsiCo, Inc.                   63,077       4,787
Procter & Gamble Co.            69,073       5,071
                                            15,889

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

ENERGY -- 5.9%

EOG Resources, Inc.             18,923  $    1,689
Exxon Mobil Corp.               49,343       4,623
Halliburton Co.                 28,385       1,076
Schlumberger Ltd.               57,401       5,646
Transocean, Inc.                29,432       4,213
                                            17,247

FINANCIALS -- 6.9%

Alleghany Corp.                    917         369 (a)
American International
   Group, Inc.                  98,402       5,737 (h)
CB Richard Ellis Group, Inc.
   (Class A)                    85,789       1,849 (a)
Citigroup, Inc.                 63,414       1,867
Federal National
   Mortgage Assoc.              36,680       1,466
HCC Insurance Holdings, Inc.                24,091 691
Metlife, Inc.                   15,138         933
State Street Corp.              73,802       5,993 (e)
SunTrust Banks, Inc.            18,291       1,143
                                            20,048

HEALTHCARE -- 9.2%

Abbott Laboratories             59,291       3,329 (h)
Aetna, Inc.                     40,425       2,334 (h)
Amgen, Inc.                     99,217       4,608 (a)
Gilead Sciences, Inc.           45,412       2,089 (a)
Lincare Holdings Inc.            6,980         245 (a)
Medtronic Inc.                  64,891       3,262
Resmed, Inc.                    44,318       2,328 (a)
UnitedHealth Group, Inc.       103,482       6,023
Wyeth                           62,445       2,759
                                            26,977

INDUSTRIALS -- 3.7%

Dover Corp.                     57,491       2,650
Hexcel Corp.                    42,579       1,034 (a)
Textron Inc.                    59,618       4,251
United Technologies Corp.       37,846       2,897
                                            10,832

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 14.1%

Automatic Data Processing,
  Inc.                          44,154   $   1,966 (h)
Cisco Systems, Inc.            215,005       5,820 (a,h)
Corning Incorporated            50,464       1,211
Intel Corp.                    140,666       3,750
Intuit Inc.                     88,308       2,791 (a)
Microchip Technology Inc.       22,078         694
Microsoft Corp.                119,845       4,266
Molex, Inc. (Class A)           76,953       2,022
Oracle Corp.                   176,616       3,988 (a)
Paychex, Inc.                   90,092       3,263
QUALCOMM, Inc.                 144,122       5,671
Western Union Co.              153,596       3,729
Yahoo! Inc.                     87,047       2,025 (a)
                                            41,196

MATERIALS -- 1.3%

Allegheny Technologies
   Incorporated                 12,336       1,066
Monsanto Co.                    25,176       2,812
                                             3,878

TELECOMMUNICATION SERVICES -- 1.7%

NII Holdings Inc. (Class B)    101,449       4,902 (a)

TOTAL DOMESTIC EQUITY
   (COST $141,452)                         160,932

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 21.3%
--------------------------------------------------------------------------------

COMMON STOCK -- 20.8%

CONSUMER DISCRETIONARY -- 1.4%

Accor S.A.                       2,720         217
DaimlerChrysler AG (Regd.)       4,142         403
Esprit Holdings Ltd.            12,000         180
Koninklijke Philips
   Electronics N.V.             29,358       1,267
LVMH Moet Hennessy
   Louis Vuitton S.A.            2,652         321
Reed Elsevier PLC               20,318         275
Renault S.A.                     1,718         244

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

Swatch Group AG                  1,166  $      351
Toyota Motor Corp.              15,246         824
                                             4,082

CONSUMER STAPLES -- 1.7%

Diageo PLC                      33,662         724
Groupe Danone                   12,274       1,102
Metro AG                         4,786         402
Nestle S.A. (Regd.)              3,387       1,556
Shiseido Company Ltd.           26,000         616
Tesco PLC                       68,622         652
                                             5,052

ENERGY -- 1.8%

Acergy S.A.                     26,116         583
BG Group, PLC                   35,775         819
OAO Gazprom ADR                  8,313         471
Paladin Resources Ltd.          55,793         333 (a)
Petroleo Brasileiro S.A. ADR                 8,671 834
Saipem S.p.A.                   34,178       1,371
Total S.A.                      11,886         988
                                             5,399

FINANCIALS -- 3.8%

Allianz AG (Regd.)                 947         205
AXA S.A.                        10,240         410
Banca Intesa S.p.A.             91,608         725
Banco Santander Central
   Hispano S.A. (Regd.)         42,100         910
Bank of Yokohama Ltd.           47,605         334
BNP Paribas                      6,161         669
CapitaLand Ltd.                 73,000         318
Credit Agricole S.A.             8,623         291
Kookmin Bank                     5,587         412 (a)
Lloyds TSB Group, PLC           30,398         286
Mitsubishi Estate
   Company Ltd.                 38,982         940
Mitsubishi UFJ Financial
   Group, Inc.                  96,052         900
Nomura Holdings, Inc.           63,399       1,075
Prudential PLC                  42,011         595
Reliance Capital Ltd. ADR        1,221          80 (a,b)
Royal Bank of Scotland
   Group, PLC                   66,078         584

-----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

Sony Financial Holdings Inc.        97   $     371 (a)
Sumitomo Realty & Development
   Company Ltd.                  9,000         223
Sun Hung Kai Properties Ltd.    17,177         364
Swiss Reinsurance                2,372         169
Unibail-Rodamco (REIT)           1,371         300
UniCredito Italiano S.p.A.     117,741         978
                                            11,139

HEALTHCARE -- 0.5%

Roche Holding AG                 8,992       1,554

INDUSTRIALS -- 3.7%

ABB Ltd. (Regd.)                32,261         929
Alstom                           2,716         584
Asahi Glass Company Ltd.        31,003         416
Brambles Ltd.                   25,962         263
CAE, Inc.                      182,929       2,467
Canadian National
   Railway Co.                  11,204         530
East Japan Railway Co.              80         660
Group 4 Securicor PLC           61,951         299
Group 4 Securicor PLC           51,931         253
Komatsu Ltd.                    14,358         391
Larsen & Toubro Ltd.             3,386         358
Mitsubishi Heavy
   Industries Ltd.             102,000         439
Orascom Construction
   Industries                    4,667         486
Orkla ASA                       16,323         316
Sandvik AB                      27,204         468
Schneider Electric S.A.          1,934         262
Siemens AG (Regd.)               7,614       1,212
Vinci S.A.                       6,088         451
                                            10,784

INFORMATION TECHNOLOGY -- 2.0%

Alibaba.com Ltd.                13,644          49 (a,b)
Hoya Corp.                       4,700         150
Ibiden Company Ltd.             11,699         812
Nidec Corp.                      4,058         301
Nintendo Company Ltd.              200         120
Nokia OYJ                       40,154       1,557
Research In Motion Ltd.         16,104       1,826 (a)

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

Samsung Electronics
   Company Ltd.                    800  $      475
Taiwan Semiconductor
   Manufacturing
   Company Ltd.                286,770         548
                                             5,838

MATERIALS -- 2.7%

Anglo Platinum Ltd.              1,602         237
Bayer AG                        11,976       1,095
BHP Billiton PLC                47,901       1,474
Holcim Ltd. (Regd.)                276          30
Linde AG                         6,174         816
Novozymes (Series B)             3,881         443
Potash Corp of Saskatchewan      8,971       1,304
Rio Tinto PLC (Regd.)            7,563         800
Syngenta AG (Regd)               1,713         436
Toray Industries Inc.          152,999       1,198
                                             7,833

TELECOMMUNICATION SERVICES -- 2.0%

America Movil S.A. de C.V.
   ADR (Series L)                9,712         596 (h)
Hellenic Telecommunications
   Organization S.A.            18,550         683
Mobile Telesystems OJSC ADR      2,849         290
MTN Group, Ltd.                 36,579         685
Singapore
   Telecommunications Ltd.     178,254         495
Telenor ASA                     70,203       1,678
Vodafone Group, PLC            373,949       1,398
                                             5,825

UTILITIES -- 1.2%

E.ON AG                          5,259       1,119
National Grid PLC               28,219         468
RWE AG                           1,793         252
Suez S.A.                        8,076         550
Veolia Environnement            10,948       1,000
                                             3,389

TOTAL COMMON STOCK
   (COST $42,112)                           60,895

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------

All America Latina
    Logistica S.A.               7,000  $       91
Cia Vale do Rio Doce ADR        46,573       1,303 (h)

TOTAL PREFERRED STOCK
   (COST $565)                               1,394

TOTAL FOREIGN EQUITY
   (COST $42,677)                           62,289

                           PRINCIPAL
                                AMOUNT  VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 23.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 5.4%

U.S. Treasury Bonds
4.50%      02/15/36           $     70          70
4.75%      02/15/37              2,131       2,230
U.S. Treasury Notes
3.63%      10/31/09              3,565       3,600
4.25%      09/30/12              2,765       2,862
4.50%      11/15/10 - 05/15/17     843         874
4.63%      11/15/09 - 02/15/17   2,240       2,341
4.75%      08/15/17              2,569       2,713
4.88%      06/30/12                900         954
                                            15,644

FEDERAL AGENCIES -- 0.3%

Federal Home Loan
   Mortgage Corp.
4.88%      02/09/10                960         985

AGENCY MORTGAGE BACKED -- 6.2%

Federal Home Loan
   Mortgage Corp.
4.50%      06/01/33 - 02/01/35     134         126(h)
5.00%      07/01/35 - 10/01/35     768         751(h)
5.50%      05/01/20                 15          15(h)
6.00%      04/01/17 - 05/01/35     302         309(h)
6.50%      01/01/27 - 07/01/36     267         278(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

7.00%      10/01/16 - 08/01/36$    103  $      106  (h)
7.50%      11/01/09 - 09/01/33      43          44(h)
8.00%      07/01/26 - 11/01/30      10          10(h)
8.50%      04/01/30 - 05/01/30      29          31(h)
6.00%      TBA                     675         685(c)
Federal National Mortgage Assoc.
4.00%      05/01/19 - 06/01/19     114         110(h)
4.50%      05/01/18 - 02/01/35     641         623(h)
5.00%      07/01/20 - 08/01/35     626         613(h)
5.00%      07/01/35                274         277(h,i)
5.10%      08/01/35                180         181(h,i)
5.26%      04/01/37                 81          81(i)
5.44%      04/01/37                  7           7(i)
5.50%      04/01/14 - 03/01/37     537         544(h)
5.53%      04/01/37                101         103(i)
5.59%      04/01/37                181         184(i)
5.62%      03/01/37                  6           6(i)
5.63%      06/01/37                133         135(i)
5.66%      05/01/37                 54          54(i)
5.68%      04/01/37                 65          66(i)
5.70%      04/01/37                129         131(i)
5.71%      04/01/37                105         107(i)
5.72%      04/01/37                 32          33(i)
5.85%      06/01/37                167         170(i)
6.00%      02/01/14 - 11/01/37     681         691(h)
6.04%      10/01/37                104         106(i)
6.50%      12/01/14 - 08/01/36   1,092       1,125(h)
7.00%      01/01/16 - 06/01/36     251         261(h)
7.50%      12/01/09 - 03/01/34      73          79(h)
8.00%      12/01/11 - 11/01/33      79          83(h)
8.50%      05/01/31                  4           4(h)
9.00%      06/01/09 - 12/01/22      35          37(h)
5.00%      TBA                   3,566       3,496(c)
5.50%      TBA                   4,171       4,176(c)
6.00%      TBA                     253         257(c)
6.50%      TBA                     325         334(c)
Government National
   Mortgage Assoc.
4.50%      08/15/33 - 09/15/34     201         194(h)
5.00%      08/15/33                 53          52(h)
6.00%      04/15/30 - 09/15/36      84          86(h)
6.50%      06/15/24 - 07/15/36     130         135(h)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

7.00%      03/15/12 - 10/15/36$    130  $      137  (h)
7.50%      07/15/23 - 04/15/28      42          43(h)
8.00%      05/15/30                  2           2(h)
8.50%      10/15/17                 41          44(h)
9.00%      11/15/16 - 12/15/21      38          40(h)
5.50%      TBA                   1,060       1,064(c)
                                            18,226

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%

Collateralized Mortgage
   Obligation Trust (Class B)
3.74%      11/01/18                  3           3(d,f,h)
Federal Home Loan
   Mortgage Corp.
1.42%      04/15/37                264          20(d,g,i)
1.72%      05/15/37                356          26(d,g,i)
1.79%      04/25/37                218          17(d,g,i)
2.12%      12/15/30                335          21(d,g,h,i)
2.75%      09/15/36                242          27(d,g,h,i)
4.30%      12/15/33                 50          42(d,h,i)
4.50%      04/15/13 - 03/15/19     285          24(d,g,h)
5.00%      04/15/14 - 12/01/34   1,818         351(d,g,h)
5.50%      04/15/17 - 06/15/33     220          36(d,g,h)
5.50%      04/15/26 - 12/15/36     262         266(d)
5.63%      06/15/33                250         256(d,h,i)
7.50%      01/15/16                 14          15(d,h)
7.50%      07/15/27                 38           7(d,g,h)
8.00%      04/15/20                  2           2(d,h)
8.00%      02/01/23 - 07/01/24       8           2(d,g,h)
8.61%      11/15/37                144         107(d,f)
21.57%     09/25/43                496           6(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
6.04%      08/01/27                  2           1(d,f,h)
Federal National Mortgage Assoc.
1.59%      05/25/37 - 06/25/37   3,481         231(d,g,i)
1.91%      03/25/37                211          20(d,g,i)
2.34%      07/25/37                564          52(d,g,i)
2.64%      05/25/18                765          58(d,g,h,i)
2.74%      09/25/42                356          28(d,g,h,i)
2.79%      04/25/17 - 10/25/17     166          12(d,g,h,i)
2.84%      08/25/16                 35           2(d,g,h,i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

3.24%      06/25/42             $   88  $        7 (d,g,h,i)
4.00%      02/25/28                  7           7(d,h)
4.50%      05/25/18                 49           4(d,g,h)
4.75%      11/25/14                 29           1(d,g,h)
5.00%      02/25/32                 25           2(d,g,h)
5.00%      10/25/35                 45          40(d)
5.50%      03/25/29                230         233(d)
8.00%      07/25/14                 10          10(d,h)
39.31%     12/25/42                135           4(d,g,h,i)
Federal National Mortgage
   Assoc. (Class 2)
5.50%      12/01/33 - 05/25/37      50          12(d,g)
Federal National Mortgage
   Assoc. (Class S)
2.24%      02/25/31                105           5(d,g,h,i)
Federal National Mortgage
   Assoc. REMIC
4.50%      11/25/13                 47           1(d,g,h)
5.00%      10/25/22                 55           8(d,g,h)
5.91%      03/25/31                 99         102(d,h,i)
Federal National Mortgage Assoc.
   REMIC (Class B)
4.49%      12/25/22                  3           3(d,f,h)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
5.00%      08/01/34                665         170(d,g)
7.50%      11/01/23                 79          22(d,g,h)
8.00%      08/01/23 - 07/01/24      17           4(d,g,h)
8.50%      03/01/17 - 07/25/22       7           1(d,g,h)
9.00%      05/25/22                  3           1(d,g,h)
                                             2,269

ASSET BACKED -- 2.2%

Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.24%      01/25/34                 13          12(d,h,i)
Capital One Master Trust (Class C)
6.70%      06/15/11                100         101(b,d,h)
Carmax Auto Owner Trust
4.35%      03/15/10                 64          64(d,h)
Chase Credit Card Master
   Trust (Class A)
5.14%      07/15/10                120         120(d,h,i)

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.37%      03/25/32           $     25  $       24(h,i)
Citibank Credit Card Issuance Trust
4.45%      04/07/10                 59          59(h)
Countrywide Asset-Backed
   Certificates
5.30%      05/25/33                  6           6(h,i)
Countrywide Asset-Backed
   Certificates (Class A)
5.53%      04/25/32                 21          21(h,i)
Fleet Home Equity Loan
   Trust (Class A)
5.20%      01/20/33                 17          16(h,i)
Honda Auto Receivables
   Owner Trust (Class A)
4.15%      10/15/10                 69          69(h)
Mid-State Trust
7.54%      07/01/35                 12          13(h)
Peco Energy Transition Trust
6.52%      12/31/10                 45          48(h)
Residential Asset Mortgage
   Products, Inc.
5.11%      03/25/34                  5           5(h,i)
Residential Asset Mortgage
   Products, Inc. (Class A)
5.43%      06/25/32                 20          20(h,i)
Residential Asset Securities Corp.
5.37%      07/25/32                  8           8(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%      07/25/30                 15          15(h,i)
Superior Wholesale Inventory
   Financing Trust (Class A)
5.21%      06/15/10              1,000         996(h,i)
Washington Mutual Master
   Note Trust
5.06%      05/15/14              5,000       4,782(b,i)
Wells Fargo Home Equity Trust
3.97%      05/25/34                 23          21(h,i)
                                             6,400

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 5.8%

Abbey National PLC
7.95%      10/26/29              $  51  $       58(h)
AES Ironwood LLC
8.86%      11/30/25                115         126(h)
American Electric Power
   Company, Inc. (Series C)
5.38%      03/15/10                340         345(h)
American Electric Power
   Company, Inc. (Series D)
5.25%      06/01/15                 35          34(h)
American International Group, Inc.
5.85%      01/16/18                373         376
American Railcar Industries, Inc.
7.50%      03/01/14                 25          24(h)
Amgen Inc.
5.85%      06/01/17                 90          91(b,h)
Archer-Daniels-Midland Co.
6.45%      01/15/38                243         248
Arizona Public Service Co.
6.25%      08/01/16                 80          81(h)
AT&T, Inc.
4.13%      09/15/09                155         154
BAC CAP TRUST V
5.63%      03/08/35                 80          68(h)
Banco Mercantil del Norte S.A.
6.14%      10/13/16                210         208(b,h,i)
Banco Santander Chile
5.38%      12/09/14                 90          90(b,h)
Basell AF SCA
8.38%      08/15/15                125         101(b)
Bear Stearns Companies Inc.
5.85%      07/19/10                250         250
6.95%      08/10/12                855         879
BellSouth Corp.
4.20%      09/15/09                 75          75(h)
6.55%      06/15/34                 75          77(h)
BJ Services Co.
5.75%      06/01/11                 80          82(h)
Bristol-Myers Squibb Co.
5.88%      11/15/36                 60          59(h)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

British Telecommunications PLC
8.63%      12/15/10             $   30   $      33(h)
Cadbury Schweppes US
   Finance LLC
3.88%      10/01/08                 75          75(b,h)
Capital One Bank
6.50%      06/13/13                 40          39(h)
Cargill Inc.
6.00%      11/27/17                605         604(b)
Carolina Power & Light Co.
5.15%      04/01/15                 40          40(h)
5.70%      04/01/35                 20          19(h)
6.13%      09/15/33                 35          36(h)
Chubb Corp.
6.00%      05/11/37                 75          72(h)
Citigroup Capital
8.30%      12/21/57                 56          59(i)
Citigroup, Inc.
5.13%      02/14/11 - 05/05/14     200         199(h)
Clarendon Alumina
   Production Ltd.
8.50%      11/16/21                200         208(b,h)
Consumers Energy Co.
5.15%      02/15/17                 50          48(h)
COX Communications, Inc.
7.13%      10/01/12                 35          37(h)
7.75%      11/01/10                 70          75(h)
CSX Transportation, Inc.
9.75%      06/15/20                  8          10(h)
DaimlerChrysler NA Holding Corp.
4.05%      06/04/08                 50          50(h)
Diageo Capital PLC
5.20%      01/30/13                247         249
Dominion Resources, Inc.
   (Series B)
6.30%      09/30/66                395         383(h,i)
Dover Corp.
6.50%      02/15/11                 55          57(h)
DP WORLD Ltd.
6.85%      07/02/37                200         190(b)
Duke Energy Corp.
5.38%      01/01/09                 60          60(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

EI Du Pont de Nemours & Co.
4.88%      04/30/14              $  60   $      59(h)
El Paso Electric Co.
6.00%      05/15/35                 45          42
Empresa Energetica de Sergipe
   and Sociedade Anonima
   de Eletrificaao da Paraiba
10.50%     07/19/13                 55          59(b,h)
FirstEnergy Corp. (Series B)
6.45%      11/15/11                120         124(h)
GMAC LLC
5.63%      05/15/09                740         698
Goldman Sachs Group, Inc.
6.60%      01/15/12                365         388(h)
GTE Corp.
6.94%      04/15/28                100         107(h)
7.51%      04/01/09                 55          57(h)
Hexion US Finance Corp.
9.75%      11/15/14                160         173
HSBC Bank USA NA
4.63%      04/01/14                100          95
HSBC Capital Funding LP
4.61%      12/31/49                100          92(b,h,i)
HSBC Capital Funding LP
   (Series 1)
9.55%      12/31/49                 85          93(b,h,i)
HSBC Finance Corp.
6.75%      05/15/11                 50          53
Hydro Quebec
8.50%      12/01/29                120         170(h)
Idearc, Inc.
8.00%      11/15/16                150         138
IIRSA Norte Finance Ltd.
8.75%      05/30/24                112         127(b,h)
ING Capital Funding TR III
8.44%      12/29/49                 95         101(i)
ING Groep N.V.
5.78%      12/29/49                375         349(i)
Intergen N.V.
9.00%      06/30/17                435         458(b)
International Steel Group Inc.
6.50%      04/15/14                 75          77

-----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

iStar Financial, Inc. (REIT)
7.00%      03/15/08              $  50   $      50(h)
JBS S.A.
9.38%      02/07/11                100          98
JP Morgan Chase & Co.
7.00%      11/15/09                110         115(h)
JP Morgan Chase Bank
5.88%      06/13/16                 75          76
Kansas Gas & Electric
5.65%      03/29/21                 44          43(h)
Landsbanki Islands
5.73%      08/25/09                100         100(b,h,i)
Libbey Glass Inc.
11.91%     06/01/11                105         111(i)
Majestic Star Casino LLC
9.50%      10/15/10                155         146(h)
Marfrig Overseas Ltd.
9.63%      11/16/16                100          99(b)
Markel Corp.
7.35%      08/15/34                 35          37(h)
McDonald's Corp.
5.80%      10/15/17                254         262
Mediacom LLC
9.50%      01/15/13                145         135(h)
Metropolitan Life Global
   Funding I
4.25%      07/30/09                105         105(b,h)
Midamerican Energy Holdings Co.
6.13%      04/01/36                 55          55(h)
Mizuho Financial Group
   Cayman Ltd.
8.38%      12/29/49                 95          96
Munich Re America Corp.
   (Series B)
7.45%      12/15/26                 55          61(h)
Nakilat Inc.
6.27%      12/31/33                100          91(b,h)
Nelnet, Inc.
5.13%      06/01/10                 65          62(h)
Nevada Power Co. (Series N)
6.65%      04/01/36                 40          39(h)
NGPL PipeCo LLC
7.12%      12/15/17                259         266(b)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Nisource Finance Corp.
7.88%      11/15/10              $  30   $      32(h)
Norfolk Southern Corp.
6.00%      04/30/08                 50          50(h)
8.63%      05/15/10                100         109(h)
Norfolk Southern Railway Co.
9.75%      06/15/20                 22          30(h)
Northeast Utilities (Series B)
3.30%      06/01/08                 35          35(h)
Northern States Power Co.
6.25%      06/01/36                 30          31(h)
NorthWestern Corp.
5.88%      11/01/14                100          99(h)
Ohio Power Co. (Series E)
6.60%      02/15/33                 35          35(h)
OPTI Canada Inc.
8.25%      12/15/14                 75          74(b)
Pacific Bell
7.13%      03/15/26                 35          37(h)
Pacific Gas & Electric Co.
5.80%      03/01/37                120         115
PanAmSat Corp.
9.00%      08/15/14                120         121(h)
Pemex Finance Ltd.
9.03%      02/15/11                 52          56(h)
Pemex Project Funding
   Master Trust
6.13%      08/15/08                  6           6
7.88%      02/01/09                 28          29
Petrobras International
   Finance Co.
5.88%      03/01/18                375         375
PNC Preferred Funding Trust I
6.52%      12/31/49                270         243(b,i)
Potomac Edison Co.
5.35%      11/15/14                 40          39(h)
Public Service Company
   of Colorado
7.88%      10/01/12                 95         106(h)
Puget Sound Energy, Inc.
3.36%      06/01/08                 35          35(h)
5.48%      06/01/35                 55          47(h)

----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Puget Sound Energy, Inc. (Series A)
6.97%      06/01/67               $120   $     108(i)
Rabobank Capital Funding II
5.26%      12/31/49                 78          73(b,i)
Rede Empresas de Energia
   Eletrica S.A.
11.13%     04/02/49                100          98(b)
Rock-Tenn Co.
8.20%      08/15/11                160         166
Royal Bank of Scotland
   Group PLC
5.00%      10/01/14                 70          67(h)
Sabine Pass LNG LP
7.25%      11/30/13                110         105
7.50%      11/30/16                140         134
Security Benefit Life Insurance
8.75%      05/15/16                 60          69(b)
Sierra Pacific Resources
8.63%      03/15/14                240         256
Simon Property Group, L.P. (REIT)
4.60%      06/15/10                 55          55(h)
Southern Copper Corp.
7.50%      07/27/35                 20          21
Sovereign Capital Trust VI
7.91%      06/13/36                175         169(h)
Sprint Capital Corp.
7.63%      01/30/11                360         374
Stallion Oilfield Finance Corp.
9.75%      02/01/15                120         110(b)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%      12/03/14                 90          89(i)
Stewart Enterprises, Inc.
6.25%      02/15/13                 70          66(h)
Telecom Italia Capital S.A.
6.20%      07/18/11                115         118
Telefonica Emisiones SAU
5.86%      02/04/13                375         386
Titan Petrochemicals
   Group Ltd.
8.50%      03/18/12                100          88(b)
Tronox Worldwide LLC
9.50%      12/01/12                105         101(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

UBS Preferred Funding Trust I
8.62%      10/29/49              $  70   $      75(i)
Valspar Corp.
5.63%      05/01/12                 60          61
Verizon Global Funding Corp.
7.25%      12/01/10                120         128
Verizon Pennsylvania, Inc.
8.35%      12/15/30                 40          48(h)
8.75%      08/15/31                 55          69(h)
Weatherford International, Inc.
5.95%      06/15/12                 95          98(b)
Wells Fargo & Co.
5.63%      12/11/17                125         126
Wells Fargo Bank NA
5.95%      08/26/36                 80          78
Westar Energy, Inc.
7.13%      08/01/09                150         154(h)
Westlake Chemical Corp.
6.63%      01/15/16                145         137(h)
Wisconsin Electric Power
5.70%      12/01/36                 20          19(h)
                                            16,826

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%

Banc of America Commercial
   Mortgage Inc.
4.13%      07/10/42                100          99
5.32%      10/10/11                 87          87(h)
Banc of America Commercial
   Mortgage Inc. (Class A)
5.79%      05/11/35                187         191
Banc of America Commercial
   Mortgage Inc. (Class C)
5.70%      04/10/17                100          91
Banc of America Funding Corp.
5.74%      03/20/36                 50          51(h,i)
5.82%      02/20/36                100          97(h,i)
Banc of America Mortgage
   Securities (Class B)
5.38%      01/25/36                 50          47(h,i)
Bank of America Alternative
   Loan Trust
6.50%      07/25/35                 70          69(h)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Bear Stearns Commercial
   Mortgage Securities
5.41%      03/11/39              $  39   $      39(h,i)
5.48%      10/12/41                145         146(h,i)
5.53%      10/12/41                145         145(h,i)
6.02%      02/14/31                 97          98(h)
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.66%      06/11/40                800         813(i)
Bear Stearns Commercial
   Mortgage Securities (Class D)
5.99%      09/11/42                 20          16(b,i)
Countrywide Alternative
   Loan Trust
5.98%      05/25/36                 25          16(h,i)
6.00%      03/25/36 - 08/25/36      96          24(h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%      05/25/36 - 08/25/36      45          23(h)
Credit Suisse Mortgage
   Capital Certificates
5.47%      09/15/39                128         129(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%      02/25/36                 24          21(h,i)
CS First Boston Mortgage
   Securities Corp.
5.25%      08/25/34                 37          36(h)
5.33%      10/25/35                 44          36(h,i)
5.37%      07/15/37              1,185          26(b,d,h,i)
CS First Boston Mortgage
   Securities Corp. (Class A)
5.44%      09/15/34                 99         100
6.53%      06/15/34                100         104
DLJ Commercial
   Mortgage Corp.
6.24%      11/12/31                313         315(h)
DLJ Commercial Mortgage
   Corp. (Class A)
7.18%      11/10/33                 90          94
GMAC Commercial Mortgage
   Securities, Inc.
6.42%      05/15/35                269         270(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

MAC Commercial Mortgage
   Securities, Inc. (Class X)
5.29%      12/10/41             $1,713   $      31(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%      04/10/37                 90          90(h)
Indymac INDA Mortgage
   Loan Trust
5.14%      01/25/36                100          90(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.14%      01/25/36                100          94(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.11%      01/12/39              1,006          25(b,h,i)
6.20%      02/12/51                 30          26(b,i)
6.47%      11/15/35                 64          67(h)
LB-UBS Commercial
   Mortgage Trust
4.06%      09/15/27                144         142(h,i)
5.20%      01/18/12              1,497          32(d,h,i)
6.23%      03/15/26                 87          88(h)
6.97%      01/15/36                491          28(b,d,h)
7.70%      10/15/35                520          21(b,d,h,i)
8.47%      03/15/36              1,271          33(b,d,h,i)
8.57%      02/15/40              1,247          25(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16                 26          28(b,h)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.24%      07/15/40                 50          43(i)
LB-UBS Commercial Mortgage
   Trust (Class X)
8.36%      12/15/39              1,083          18(b,d,h,i)
Master Alternative Loans Trust
5.00%      08/25/18                 49           8(g,h)
6.50%      08/25/34 - 05/25/35     205         203(h)
Master Alternative Loans Trust
   (Class 3)
6.50%      01/25/35                 55          55(h)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Merrill Lynch Mortgage
   Trust (Class A)
5.61%      05/12/39               $300   $     305(h,i)
MLCC Mortgage Investors, Inc.
5.37%      02/25/36                 50          48(h,i)
Morgan Stanley Capital I
5.28%      12/15/43                 58          58(h,i)
5.33%      12/15/43                 58          58(h,i)
5.39%      11/12/41                162         152(h,i)
5.44%      02/12/44                500         499(b,i)
5.69%      04/15/49                300         306(i)
5.71%      07/12/44                100         102(h)
6.53%      03/15/31                199         201(h)
Morgan Stanley Capital I (Class A)
5.36%      02/12/44                 74          74(i)
Morgan Stanley Dean
   Witter Capital I
7.20%      10/15/33                188         196(h)
Nomura Asset Securities
   Corp. (Class A)
6.59%      03/15/30                102         102(h)
Opteum Mortgage
   Acceptance Corp.
5.17%      02/25/35                224         204(h,i)
PNC Mortgage Acceptance
   Corp. (Class A)
6.36%      03/12/34                200         207
Residential Accredit Loans, Inc.
6.00%      01/25/36                243         202(h)
Residential Asset Securitization
   Trust (Class A)
5.27%      05/25/35                102          92(h,i)
Structured Asset Securities
   Corp. (Class X)
15.58%     02/25/28                 74           2(d,i)
Wachovia Bank Commercial
   Mortgage Trust
5.42%      04/15/47                500         500
Wells Fargo Mortgage Backed
   Securities Trust
5.50%      01/25/36 - 03/25/36     198         159(h)
                                             7,797

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

SOVEREIGN BONDS -- 0.1%

Government of Bahamas
6.63%      05/15/33                $50$         57(b,h)
Government of Canada
7.50%      09/15/29                 90         117
Government of
   Manitoba Canada
4.90%      12/06/16                 60          62(h)
Government of Panama
6.70%      01/26/36                 55          58
                                               294

TOTAL BONDS AND NOTES
   (COST $68,885)                           68,441

                              NUMBER
                             OF SHARES  VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.7%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                    25,449         736 (p)
Industrial Select Sector
   SPDR Fund                   108,773       4,260 (p)

TOTAL EXCHANGE TRADED FUNDS
   (COST $3,584)                             4,996

TOTAL INVESTMENTS IN SECURITIES
   (COST $256,598)                         296,658

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
4.96%                        4,195,290       4,195 (d,k)
   (COST $4,195)

TOTAL INVESTMENTS
   (COST $260,793)                         300,853

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (2.9)%                     (8,629)
                                          --------

NET ASSETS-- 100.0%                       $292,224
                                          ========

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN DIVERSIFIED FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun Diversified Fund had the following long futures contracts open at December 31, 2007:


                               NUMBER     CURRENT    UNREALIZED
               EXPIRATION        OF      NOTIONAL   APPRECIATION/
DESCRIPTION       DATE        CONTRACTS    VALUE    DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 10 Yr.
  Futures      March 2008        26       $2,948      $  16
--------------------------------------------------------------------------------

The Elfun Diversified Fund had the following short futures contracts open at December 31, 2007:


                             NUMBER     CURRENT    UNREALIZED
               EXPIRATION      OF      NOTIONAL   APPRECIATION/
DESCRIPTION       DATE      CONTRACTS    VALUE    DEPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures      March  2008    32      $(11,818)     $  (89)
U.S. Treasury
  Notes 2 Yr.
  Futures      March  2008     6        (1,262)         (3)
                                                      ----
                                                      $(76)
                                                      ====

-----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund
--------------------------------------------------------------------------------

                                                                             Q&A

THE ELFUN TAX-EXEMPT INCOME FUND IS MANAGED BY MICHAEL J. CAUFIELD. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 94.

Q. HOW DID THE ELFUN TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the Elfun-Tax-Exempt Fund returned 2.96%. The Lehman Brothers Municipal Bond Index, the Fund's benchmark, returned 3.36% and the Fund's Lipper peer group of 237 General Municipal Bond funds returned an average of 1.15% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. For the year, performance was driven by the short and intermediate sectors of the curve, which clearly benefited from several Federal Reserve interest rate cuts. Municipal bonds dramatically underperformed treasuries throughout the curve as relationships were de-linked by a flight to quality in U.S. treasuries. The turmoil in the mortgage and credit markets and the aftermath of the credit crunch that surfaced in mid-August hindered municipal bond market performance throughout the second half of 2007. As a result, the ratio of 30 year AAA rated municipals to U.S. treasuries rose to a five year high of 102% before correcting to 96% by year-end. After four years of stellar results, the high yield sector was the hardest hit, as periods of illiquidity widened credit spreads and tax-exempt investors joined the global flight to quality.

    The Fund maintained its investment discipline throughout 2007, one of the most turbulent periods in recent memory. As external technical factors replaced fundamental credit factors as the key price determinant, the Fund continued to adhere to its long-term strategy of not sacrificing long-term income for short-term performance gains, which resulted in limited returns for the period compared to its benchmark index.

Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007 AND HOW WAS THE FUND POSITIONED WITH RESPECT TO ECONOMIC CONDITIONS?

A. An element of uncertainty contributed to a volatile interest rate environment over the last twelve months. Mixed economic signals were driven by a stable employment sector on one hand and inflationary concerns fueled by rising commodity and energy prices as well a slowdown in the housing sector. While these trends contributed to a steeper


[PHOTO OMITTED]

Elfun Tax-Exempt Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A


municipal curve, the widening credit spreads and several Federal Reserve rate cuts caused the municipal market to suffer, along with other markets that were similarly affected by the sub-prime housing market. The exposure of municipal bond insurers in the asset-backed market led to concerns regarding the claims paying ability of monoline bond insurers, who guarantee about one-half of the $2.5 trillion in municipal debt outstanding. When the rating agencies acted to reassess the capital adequacy of all monoline insurers, a temporary loss of confidence occurred in the sector, having a dramatic affect on trading relationships between insured credits and the benchmark yield curve. The Fund, with a significant market underweight (-15%) in the insured sector, performed well during these unstable periods. The Fund's moderate duration, high credit quality and a strong income component were all notable performance contributors during a year of unprecedented volatility. The Fund lagged the benchmark index primarily due to its healthcare component, which performed poorly during the fourth quarter, as high yield fund and hedge fund margin calls required excessive selling, thereby negatively impacting asset prices.

Q.  WHAT HAS BEEN THE INVESTMENT STRATEGY OF THE FUND OVER THE LAST YEAR?

A. On balance, our strategy remained consistent with our long-term philosophy, reliant upon a strong income component, high credit quality and the maximization of income exempt from federal taxes. Sound credit principles continue to form the foundation of our process, the average credit quality of the portfolio as a result, remained at the Aa1 level. While we have utilized our in-house research expertise to enhance income, we have limited our high yield credit exposure to less than 5% of our holdings. Portfolio duration continued to be managed within a narrow band, ranging from 5.0 -
    5.2 years, insulating the portfolio to some degree from the significant interest rate volatility experienced in the second half of the year. Our curve positioning, with a modest bias to the intermediate part of the curve remains a key return variant.

    Our long-term strategy continues to rank it strongly among its peer group in terms of overall performance. The Fund's adherence to a disciplined investment process, emphasizing credit quality, maximization of tax-exempt income and capital preservation, while limiting capital gains, has contributed to a trend of consistent, above average returns compared to its peer group.

Elfun Tax-Exempt Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                THE PERIOD ($)              THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,028.02                      0.61

Hypothetical 5% Return
     (2.5% for the period)           1,000.00                      1,024.31                      0.61
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.12% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 WAS: 2.80%.

Elfun Tax-Exempt Income Fund
--------------------------------------------------------------------------------


                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

             ELFUN TAX-EXEMPT FUND      LB MUNI BOND INDEX
12/97                $10000                    $10000
12/98                 10621                     10648
12/99                 10300                     10429
12/00                 11575                     11648
12/01                 12119                     12244
12/02                 13296                     13421
12/03                 13953                     14134
12/04                 14579                     14767
12/05                 15110                     15286
12/06                 15840                     16026
12/07                 16309                     16565

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
                     ONE     FIVE       TEN
                    YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
Elfun Tax-Exempt
   Income Fund      2.96%     4.17%    5.01%

LBMI                3.36%     4.30%    5.18%


Elfun Tax-Exempt Income Fund (ending value $16,309)
LBMI (ending value $16,565)

                               INVESTMENT PROFILE

   A fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital by investing primarily in investment-grade municipal securities. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.


                         * LIPPER PERFORMANCE COMPARISON

                     GENERAL MUNICIPAL DEBT FUNDS PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                             ONE     FIVE     TEN
                                            YEAR     YEAR    YEAR

  Fund's rank in peer group:                  36      33       8

  Number of Funds in peer group:             237     211     143

  Peer group average annual total return:   1.15%   3.48%   4.08%

  Lipper categories in peer group: General Municipal Debt

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                                 QUALITY RATINGS
                             AS OF DECEMBER 31, 2007
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MOODY'S/S&P/             PERCENTAGE OF
FITCH RATING*             MARKET VALUE
--------------------------------------------------------------------------------
Aaa/AAA                      61.68%
--------------------------------------------------------------------------------
Aa/AA                        21.99%
--------------------------------------------------------------------------------
A/A                          11.91%
--------------------------------------------------------------------------------
Below A                       4.42%
--------------------------------------------------------------------------------

* MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY R ECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                          ELFUN TAX-EXEMPT INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $1,740,506 AS OF DECEMBER 31, 2007.

[PIE CHART OMITTED PLOT POINTS FOLLOWS]

GENERAL OBLIGATION  21.1%
TRANSPORTATION  16.9%
HOSPITAL  16.9%
WATER & SEWER  15.1%
EDUCATION  11.1%
UTILITIES  8.2%
LEASE  5.4%
RESOURCE & OTHER  4.4%
HOUSING  0.7%
SHORT - TERM  0.2%


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 98.8%+
--------------------------------------------------------------------------------

ALABAMA -- 1.6%

Alabama Public School & College
   Authority (Series D)
5.75%      08/01/13             $5,000  $    5,276
Alabama Water Pollution Control
   Authority (Series A)
   (AMBAC Insured)
4.75%      08/15/21              5,000       5,003(n)
City of Birmingham (Series C)
5.25%      05/01/17              3,395       3,618
City of Birmingham AL (Series B)
5.25%      06/01/24                205         213
5.25%      06/01/24              2,035       2,117(m)
Montgomery BMC Special Care
   Facilities Financing Authority
   (Series A) (MBIA Insured)
4.58%      11/15/20              8,375       9,103(m,n)
Montgomery Medical Clinic Board
5.25%      03/01/31 - 03/01/36   3,000       2,763
                                            28,093

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

ALASKA -- 0.2%

City of Anchorage AK
   (MBIA Insured)
6.50%      12/01/10         $    2,825  $    3,079(n)

ARIZONA -- 2.2%

Arizona State Transportation
   Board (Series A)
6.00%      07/01/08              5,000       5,073
Arizona State University
   (FSA Insured)
5.25%      07/01/15              5,000       5,419(n)
City of Phoenix (Series B)
5.00%      07/01/19              5,000       5,466
City of Scottsdale AZ
5.00%      07/01/24              5,000       5,146(m)
Maricopa County Industrial
   Development Authority
5.50%      07/01/26              7,500       7,731
Maricopa County Stadium
   District (AMBAC Insured)
5.38%      06/01/16              2,145       2,304(n)
Phoenix Civic Improvement
   Corp. (FGIC Insured)
5.50%      07/01/23 - 07/01/24   7,260       8,304(n)
                                            39,443

CALIFORNIA -- 6.8%

Abag Finance Authority for
   Nonprofit Corporations
5.00%      12/01/37              2,500       2,436
Bay Area Toll Authority (Series F)
5.00%      04/01/31             10,000      10,467
California Educational Facilities
   Authority (Series T)
5.00%      03/15/39              6,500       7,265
California Health Facilities
   Financing Authority (Series A)
5.25%      11/15/46             10,000      10,105
Coast Community College
   District (FSA Insured)
4.61%      08/01/33              8,750       6,902(d,n)

----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Foothill-De Anza Community
   College District (Series A)
   (AMBAC Insured)
4.50%      08/01/31          $   5,000  $    4,858(n)
Los Angeles Department of
   Water & Power
   (AMBAC Insured)
5.00%      07/01/32              5,000       5,239(n)
Los Angeles Department of
   Water & Power (Series A)
   (AMBAC Insured)
5.00%      07/01/37              5,000       5,223(n)
Port of Oakland (Series M)
   (FGIC Insured)
5.25%      11/01/16 - 11/01/17  13,800      15,081(n)
San Diego Unified School District
   (Series E) (FSA Insured)
5.25%      07/01/17 - 07/01/19   8,795       9,649(n)
State of California
5.00%      03/01/32 - 11/01/37  35,000      35,318
University of California
   (AMBAC Insured)
5.00%      05/15/34              2,225       2,288(n)
University of California (Series A)
   (AMBAC Insured)
5.00%      05/15/34              3,775       4,089(m,n)
                                           118,920

COLORADO -- 1.4%

Colorado Health
   Facilities Authority
5.25%      11/15/27              6,465       6,640
Colorado Water Resources &
   Power Development
   Authority (Series A)
5.25%      09/01/17 - 09/01/18   5,880       6,287
E-470 Public Highway Authority
   (Series A) (MBIA Insured)
5.75%      09/01/35              4,000       4,342(n)
University of Colorado Hospital
   Authority (Series A)
5.25%      11/15/39              9,000       8,163
                                            25,432

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

CONNECTICUT -- 4.5%

City of Stamford CT
5.25%      07/15/11           $  3,450  $    3,489
City of Stamford CT (Series A)
4.60%      08/01/14              2,235       2,257(m)
Connecticut State Health &
   Educational Facility
   Authority (Series Y)
5.00%      07/01/35              6,000       6,239
Connecticut State Health &
   Educational Facility
   Authority (Series Z)
5.00%      07/01/42             10,000      10,429
Mashantucket Western
   Pequot Tribe (Series A)
6.50%      09/01/31              5,000       5,307(b)
Mashantucket Western
   Pequot Tribe (Series B)
5.70%      09/01/12              2,500       2,529(b)
5.75%      09/01/18              9,500       9,548(b)
South Central Regional Water
   Authority Water System
   Revenue (MBIA Insured)
5.00%      08/01/27              6,755       7,011(n)
State of Connecticut
   (MBIA Insured)
6.00%      10/01/09              5,250       5,507(n)
State of Connecticut (Series A)
5.25%      03/15/14              3,175       3,221
State of Connecticut (Series C)
5.25%      10/15/13              1,250       1,285(m)
State of Connecticut (Series D)
5.50%      12/01/08             10,890      11,020
State of Connecticut (Series E)
5.00%      12/15/18             10,000      10,903
                                            78,745

DELAWARE -- 0.5%

Delaware State Economic
   Development Authority
   (MBIA Insured)
4.50%      10/01/39              8,565       8,325(n)

-----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

DISTRICT OF COLUMBIA -- 1.3%

District of Columbia
   (MBIA Insured)
5.25%      06/01/27          $   2,065  $    2,105(m,n)
5.25%      06/01/27              6,600       6,700(n)
5.75%      09/15/20              5,000       5,247(n)
District of Columbia (Series A)
   (MBIA Insured)
5.25%      06/01/27              1,335       1,361(m,n)
District of Columbia (Series B)
   (FSA Insured)
5.25%      06/01/26              6,900       7,006(n)
                                            22,419

FLORIDA -- 4.0%

Alachua County Health
   Facilities Authority
4.30%      12/01/37              5,000       4,489(i)
Brevard County Health
   Facilities Authority
5.00%      04/01/34              6,000       5,730
County of Seminole
5.00%      10/01/25              8,195       8,627
Florida State Board of
   Education (Series B)
5.38%      06/01/16             10,000      10,858
Florida State Board of Education
   (Series D)
4.50%      06/01/21              5,000       5,028
Hillsborough County Industrial
   Development Authority
5.25%      10/01/41              5,740       5,512
Hillsborough County Industrial
   Development Authority
   (Series A)
5.00%      10/01/18              5,000       5,105
5.25%      10/01/24              5,500       5,548
Hillsborough County Industrial
   Development Authority
   (Series B)
5.25%      10/01/15              5,130       5,381
North Broward Hospital District
5.70%      01/15/16              1,915       2,069

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Orlando Utilities Commission
5.00%      10/01/19           $  3,000  $    3,222
Seminole Indian Tribe of
   Florida (Series A)
5.50%      10/01/24              2,000       1,932(b)
South Miami Health
   Facilities Authority
5.25%      11/15/33              6,380       6,923
                                            70,424

GEORGIA -- 5.1%

Athens-Clarke County Unified
   Government Development
   Authority
4.50%      06/15/38              4,000       3,840
City of Atlanta GA (FSA Insured)
5.75%      11/01/27              5,000       5,916(n)
City of Atlanta GA (Series B)
   (FSA Insured)
5.25%      01/01/33              4,000       4,158(n)
City of Augusta GA (FSA Insured)
5.25%      10/01/34              8,500       8,983(n)
County of Fulton GA
   (FGIC Insured)
5.00%      01/01/30              5,000       5,151(n)
5.25%      01/01/35             10,500      10,954(n)
De Kalb County GA
5.00%      10/01/28              6,500       6,782(m)
De Kalb County Ga (Series B)
   (FSA Insured)
5.25%      10/01/32             15,000      16,924(n)
Fayette County School District
   (FSA Insured)
4.48%      03/01/22              2,520       2,275(d,n)
4.54%      03/01/23              2,290       2,063(d,n)
Henry County Hospital Authority
   (MBIA Insured)
5.00%      07/01/24              1,865       1,955(n)
Marietta Development Authority
5.00%      09/15/29              2,365       2,346
Metropolitan Atlanta Rapid
   Transit Authority (Series B)
   (FSA Insured)
4.50%      07/01/32              3,500       3,474(n)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------
Private Colleges &
   Universities Authority
5.25%      06/01/18 - 06/01/20$  5,250  $    5,603
Private Colleges & Universities
   Authority (Series A)
6.00%      06/01/21              2,410       2,465
Private Colleges & Universities
   Facilities Authority
   (MBIA Insured)
6.50%      11/01/15              4,010       4,630(l,n)
State of Georgia (Series C)
6.50%      04/01/08                 15          15(l)
State of Georgia (Series D)
6.50%      08/01/08                  5           5
6.50%      08/01/08              2,495       2,546(l)
                                            90,085

HAWAII -- 0.5%

City & County of Honolulu HI
   (Series A)
6.00%      01/01/12                735         810(l)
6.00%      01/01/12              1,265       1,389
State of Hawaii (FSA Insured)
5.75%      02/01/14              6,500       7,324(n)
                                             9,523

IDAHO -- 1.1%

Idaho Housing & Finance Assoc.
   (MBIA Insured)
5.00%      07/15/22 - 07/15/24  18,000      19,102(n)

ILLINOIS -- 2.3%

County of Cook IL (Series C)
   (AMBAC Insured)
5.50%      11/15/26             10,000      11,009(m,n)
Illinois Finance Authority
   (Series A)
5.50%      08/15/43              5,000       5,620
Illinois Health Facilities Authority
6.13%      11/15/22              3,500       3,788(m)
Metropolitan Pier & Exposition
   Authority (MBIA Insured)
4.29%      06/15/19              4,000       3,503(d,n)
4.47%      06/15/22              4,505       3,122(d,n)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Southwestern Illinois Development
   Authority (MBIA Insured)
5.00%      10/01/21          $   4,000  $    4,349(n)
University of Illinois
  (FGIC Insured)
5.25%      04/01/32              2,540       2,635(n)
5.25%      04/01/32              5,960       6,341(m,n)
                                            40,367

INDIANA -- 1.5%

Delaware County Hospital
   Authority
5.25%      08/01/36              3,250       2,976
Indiana Health & Educational
   Facilities Finance Authority
   (Series A)
5.25%      02/15/40             10,000       9,757
Indiana Health Facility Financing
   Authority (Series A)
   (AMBAC Insured)
5.38%      03/01/34              5,500       5,783(n)
Indiana Transportation
   Finance Authority
5.50%      12/01/20              5,000       5,331(m)
Indianapolis Local Public
   Improvement Bond Bank
   (Series A)
6.00%      01/01/15              2,425       2,583(m)
                                            26,430

KANSAS -- 0.3%

University of Kansas
   Hospital Authority
5.63%      09/01/32              4,150       4,571

KENTUCKY -- 1.6%

Kentucky Turnpike Authority
   (Series B) (AMBAC Insured)
5.00%      07/01/26              5,000       5,240(n)
Louisville & Jefferson County
   Metropolitan Government
5.25%      10/01/36             19,000      18,477
University of Kentucky (Series Q)
   (FGIC Insured)
5.25%      05/01/20              4,545       4,764(m,n)
                                            28,481

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

LOUISIANA -- 1.6%

Louisiana Local Government
   Environmental Facilities
6.75%      11/01/32          $   5,000  $    4,972
Louisiana Public Facilities
   Authority (MBIA Insured)
5.25%      07/01/33             10,925      11,264(n)
Louisiana Public Facilities
   Authority (Series A)
   (MBIA Insured)
5.38%      05/15/16              7,870       8,650(n)
Parish of St. John Baptist
   (Series A)
5.13%      06/01/37              3,550       3,412
                                            28,298

MAINE -- 0.5%

Maine Health & Higher
   Educational Facilities
   Authority (Series C)
5.13%      07/01/31              5,000       5,136
Maine Health & Higher
   Educational Facilities
   Authority (Series D)
   (FSA Insured)
5.50%      07/01/23                 55          55(n)
Maine Municipal Bond
   Bank (Series B)
5.50%      11/01/21              3,325       3,603
                                             8,794

MARYLAND -- 2.5%

County of Montgomery
   MD (Series A)
5.00%      05/01/20              7,710       8,411
County of Prince Georges
   MD (Series A)
5.00%      10/01/22              6,820       7,418
Maryland Health & Higher
   Educational Facilities Authority
5.00%      07/01/36              3,000       2,946
5.25%      05/15/46              7,000       6,743

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Maryland State Health & Higher
   Educational Facilities Authority
5.13%      11/15/34          $   7,200  $    7,883
University System of Maryland
   (Series A)
5.25%      04/01/17              4,380       4,653
5.25%      04/01/17              5,655       6,102(m)
                                            44,156

MASSACHUSETTS -- 4.4%

Commonwealth of
   Massachusetts (Series B)
5.50%      11/01/08             18,035      18,406
Massachusetts Bay
   Transportation Authority
   (Series A) (MBIA Insured)
4.75%      03/01/16              4,500       4,552(n)
Massachusetts State Turnpike
   Authority (Series B)
   (MBIA Insured)
5.13%      01/01/23 - 01/01/37  20,500      20,688(n)
Massachusetts State Water
   Pollution Abatement (Series 6)
5.63%      08/01/18              6,885       7,379(m)
Massachusetts State Water
   Resources Authority (Series A)
6.50%      07/15/08 - 07/15/19  23,370      26,272
                                            77,297

MICHIGAN -- 3.0%

Detroit MI (Series A)
   (FSA Insured)
5.25%      07/01/21 - 07/01/22   4,545       5,076(n)
Detroit MI (Series A)
   (MBIA Insured)
5.00%      07/01/27              7,145       7,210(n)
Detroit MI (Series D)
   (MBIA Insured)
5.00%      07/01/33             10,000      10,300(n)
Grand Rapids MI
   (FGIC Insured)
5.25%      01/01/17              3,000       3,134(n)

-----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Michigan Municipal Bond
   Authority
5.25%      10/01/17          $   6,465  $    6,926
Michigan State Hospital
   Finance Authority
5.38%      12/01/30              2,000       2,051
Michigan State Trunk Line
   (Series A) (MBIA Insured)
5.00%      11/01/26              4,000       4,080(n)
Muskegon Heights Public
   Schools (MBIA Insured)
5.00%      05/01/24              2,650       2,719(m,n)
State of Michigan (FSA Insured)
5.25%      09/15/27              5,000       5,394(n)
State of Michigan (Series A)
5.50%      11/01/18              6,000       6,852
                                            53,742

MINNESOTA -- 1.5%

Minneapolis & St. Paul
   Metropolitan Airports
   Commission (Series A)
   (AMBAC Insured)
5.00%      01/01/30              8,500       8,585(n)
State of Minnesota
5.00%      08/01/12 - 08/01/18  15,790      17,268
                                            25,853

MISSISSIPPI -- 0.5%

State of Mississippi
5.50%      09/01/14              7,500       8,384

MISSOURI -- 0.6%

Missouri Joint Municipal Electric
   Utility Commission (Series A)
   (AMBAC Insured)
5.00%      01/01/42              8,895       9,155(n)
Missouri State Health &
   Educational Facilities
   Authority
5.25%      05/15/23              2,300       2,382
                                            11,537

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

NEBRASKA -- 0.3%

Omaha Public Power District
   (Series A)
5.00%      02/01/39          $   5,000  $    5,158

NEVADA -- 0.9%

County of Clark NV
5.50%      07/01/20              7,565       7,997(m)
County of Clark NV
   (MBIA Insured)
5.50%      07/01/30              6,500       6,874(m,n)
Las Vegas Special Improvement
   District No 707 (Series A)
   (FSA Insured)
5.55%      06/01/16              1,795       1,847(n)
                                            16,718

NEW JERSEY -- 8.1%

Cape May County Municipal
   Utilities Authority (Series A)
   (FSA Insured)
5.75%      01/01/15 - 01/01/16   8,500       9,717(n)
Essex County Improvement
   Authority (FSA Insured)
5.25%      12/15/17                235         259(m,n)
5.25%      12/15/17              9,765      10,588(n)
New Jersey Economic
   Development Authority
5.75%      06/15/29              3,000       2,971
New Jersey Economic
   Development Authority
   (Series U) (AMBAC Insured)
5.00%      09/01/37              6,550       6,814(n)
New Jersey State Educational
   Facilities Authority
5.25%      07/01/32              2,625       2,869
New Jersey State Educational
   Facilities Authority (Series D)
5.25%      07/01/19              4,000       4,536
New Jersey State Turnpike
   Authority (AMBAC Insured)
6.50%      01/01/16             42,050      48,726(l,n)
6.50%      01/01/16              7,910       9,132(n)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

New Jersey Transportation
   Trust Fund Authority
   (FSA Insured)
5.75%      12/15/14          $   1,390  $    1,583(n)
5.75%      12/15/14              4,610       5,278(l,n)
New Jersey Transportation
   Trust Fund Authority (Series C)
5.50%      06/15/19 - 06/15/24  31,280      34,669(m)
New Jersey Wastewater
   Treatment Trust (Series C)
6.88%      06/15/08              5,905       6,007
                                           143,149

NEW MEXICO -- 0.7%

New Mexico Hospital Equipment
   Loan Council (Series A)
5.50%      08/01/25 - 08/01/30  10,750      11,663(m)

NEW YORK -- 10.3%

City of New York
5.13%      12/01/22              6,000       6,386
City of New York (Series B)
5.25%      08/01/13                  5           5
City of New York NY (Series J)
5.00%      06/01/26 - 06/01/28  25,270      26,050
Dutchess County Industrial
   Development Agency
4.50%      08/01/36              3,500       3,348
Hudson Yards Infrastructure
   Corp. (Series A) (FGIC Insured)
5.00%      02/15/47             12,500      12,701(n)
Metropolitan Transportation
   Authority (Series B)
5.00%      11/15/37             15,000      15,339
New York City Industrial
   Development Agency
   (AMBAC Insured)
5.00%      01/01/36              3,000       3,092(n)
New York City Industrial
   Development Agency
   (FGIC Insured)
5.00%      03/01/46              7,500       7,615(n)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

New York City Industrial
   Development Agency
   (MBIA Insured)
5.00%      03/01/36          $   4,000  $    4,119(n)
New York City Municipal Water
   Finance Authority
5.50%      06/15/33              5,000       5,333(m)
New York City Transitional
   Finance Authority
5.50%      11/01/19 - 05/01/25  19,070      20,118(m)
6.00%      11/15/19              3,750       4,037(m)
New York City Transitional
   Finance Authority (Series A)
5.30%      11/15/09              1,000       1,042(l)
New York City Transitional
   Finance Authority (Series B)
5.50%      11/15/11              1,250       1,326
6.00%      11/15/10 - 11/15/11   2,545       2,740(m)
New York City Transitional
   Finance Authority (Series C)
5.50%      05/01/25                 30          31(m)
New York State Dormitory
   Authority (FSA Insured)
5.00%      08/15/36              5,000       5,136(n)
New York State Dormitory
   Authority (Series A)
4.84%      07/01/39              4,000       3,287(d)
5.00%      07/01/25              2,550       2,653
New York State Dormitory
   Authority (Series B)
5.25%      11/15/23             10,400      11,139
5.38%      07/01/20              3,695       4,030(m)
6.50%      08/15/10                  5           5(l)
6.50%      08/15/10              3,490       3,772
New York State Dormitory
   Authority (Series C)
5.00%      12/15/18 - 12/15/19  15,485      16,831
New York State Dormitory
   Authority (Series D)
7.00%      07/01/09              2,055       2,124(l)
New York State Environmental
   Facilities Corp.
5.50%      06/15/13             10,000      11,110

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT     VALUE
--------------------------------------------------------------------------------

New York State Urban
   Development Corp.
5.50%      07/01/16          $     630  $      638(m)
5.50%      07/01/16              6,370       6,446
                                           180,453

NORTH CAROLINA -- 1.0%

Cary NC
5.00%      03/01/21              2,400       2,532
City of Charlotte NC
5.60%      06/01/20              2,800       3,014(m)
City of Charlotte NC (Series C)
5.00%      07/01/24              1,460       1,524
City of Greensboro
5.25%      06/01/23              3,185       3,589
Town of Mooresville
5.00%      09/01/32              3,500       3,495
University of North Carolina
   (Series A) (MBIA Insured)
5.00%      10/01/18              2,750       2,978(n)
                                            17,132

OHIO -- 3.5%

County of Cuyahoga OH
6.00%      01/01/32             10,000      10,628
County of Hamilton OH (Series A)
   (MBIA Insured)
5.00%      12/01/19              4,250       4,492(n)
County of Hamilton OH (Series B)
   (AMBAC Insured)
5.25%      12/01/32              1,520       1,583(n)
5.25%      12/01/32              5,980       6,338(m,n)
Franklin County Convention
   Facilities Authority
5.00%      12/01/25 - 12/01/27   3,955       4,195
Franklin County OH (Series C)
5.00%      05/15/21              2,685       2,773
5.25%      05/15/24              1,400       1,453
Ohio State Higher Educational
   Facility Commission
5.20%      11/01/26              9,450      10,216

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Ohio State University (Series A)
5.25%      12/01/11          $   3,150  $    3,385
Ohio State Water
   Development Authority
5.50%      12/01/20              5,000       5,509(m)
State of Ohio
5.00%      11/01/32              3,600       3,750
Steubenville Oh
4.73%      10/01/30              5,815       5,417(i)
6.38%      10/01/20              1,660       1,802
                                            61,541

OKLAHOMA -- 1.1%

Claremore Public Works Authority
   (Series A) (FSA Insured)
5.25%      06/01/34              6,315       7,037(n)
Oklahoma Transportation
   Authority (Series A)
   (AMBAC Insured)
5.25%      01/01/15              1,120       1,204(m,n)
5.25%      01/01/15              8,005       8,538(n)
Tulsa Industrial Authority
   (MBIA Insured)
5.00%      10/01/22              2,000       2,023(n)
                                            18,802

PENNSYLVANIA -- 5.3%

Allegheny County Hospital
   Development Authority
5.00%      11/15/28             12,500      10,743
Commonwealth of
   Pennsylvania (FSA Insured)
5.38%      07/01/17             10,000      11,373(n)
Montgomery County Higher
   Education & Health Authority
   (AMBAC Insured)
5.00%      10/01/09              2,405       2,433(n)
5.10%      10/01/10              2,670       2,701(n)
Pennsylvania Industrial
   Development Authority
   (AMBAC Insured)
5.50%      07/01/17              3,100       3,347(n)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Pennsylvania State Higher
   Educational Facilities Authority
5.50%      07/15/38            $10,750  $   10,896(m)
6.00%      05/01/30              5,000       5,308
Pennsylvania Turnpike
   Commission (Series A)
   (AMBAC Insured)
5.00%      12/01/23                460         470(n)
5.00%      12/01/23              1,665       1,712(m,n)
5.00%      12/01/23              2,875       2,945(l,n)
5.25%      12/01/32             12,695      13,518(n)
Philadelphia Authority for
   Industrial Development
5.25%      09/01/36              1,750       1,685
Philadelphia Hospitals & Higher
   Education Facilities Authority
4.50%      07/01/37              5,000       4,682
Pittsburgh Public Parking
   Authority (AMBAC Insured)
5.35%      12/01/10                520         547(m,n)
5.45%      12/01/11                440         464(m,n)
5.55%      12/01/12              1,015       1,073(m,n)
5.60%      12/01/13              1,125       1,190(m,n)
5.70%      12/01/14              1,245       1,320(m,n)
5.75%      12/01/15 - 12/01/16   2,330       2,473(m,n)
Southcentral General Authority
5.38%      05/15/28                900         964(l)
5.38%      05/15/28              4,100       4,422(m)
State Public School Building
   Authority (FSA Insured)
5.25%      06/01/27              8,000       8,763(n)
                                            93,029

SOUTH CAROLINA -- 7.4%

Beaufort County SC
   (MBIA Insured)
5.50%      06/01/17 - 06/01/18   4,150       4,505(n)
Berkeley County School District
5.25%      12/01/24             15,000      15,304
Charleston Educational
   Excellence Finance Corp.
5.25%      12/01/27 - 12/01/30  24,000      24,713

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

City of Greenville SC
5.13%      02/01/22           $  5,195  $    5,436
Greenville County
   School District
5.25%      12/01/21              2,000       2,112
5.50%      12/01/28             16,725      18,570(m)
Lexington County SC
5.00%      11/01/36              5,000       4,855
5.50%      11/01/13              5,000       5,389
South Carolina Educational
   Facilities Authority
   (Series A)
5.00%      10/01/38              9,600       9,626
South Carolina State Public
   Service Authority (Series B)
   (FSA Insured)
5.13%      01/01/32             17,000      17,566(n)
5.50%      01/01/36              5,000       5,420(n)
South Carolina Transportation
   Infrastructure Bank
   (Series A) (MBIA Insured)
5.50%      10/01/30             11,000      11,569(m,n)
South Carolina Transportation
   Infrastructure Bank (Series B)
   (AMBAC Insured)
5.20%      10/01/22              5,000       5,357(n)
                                           130,422

TENNESSEE -- 1.1%

Johnson City Health &
   Educational Facilities Board
   (Series A)
5.50%      07/01/36              5,000       4,901
Knox County Health
   Educational & Housing
   Facilities Board
5.25%      04/01/36             10,000       9,671
Knox County Health
   Educational & Housing
   Facilities Board (Series B)
   (MBIA Insured)
7.25%      01/01/09              4,500       4,671(n)
                                            19,243

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

TEXAS -- 5.2%

City of Austin TX
5.38%      09/01/16 - 09/01/17 $10,350  $   10,743(m)
City of Austin TX (Series A)
   (AMBAC Insured)
5.00%      08/15/20              4,675       4,756(n)
City of Dallas TX (Series A)
   (AMBAC Insured)
5.50%      11/15/16              5,450       6,159(n)
City of Fort Worth TX
5.00%      02/15/18              2,800       2,806(m)
City of Houston (FSA Insured)
5.00%      11/15/35              4,000       4,134(n)
City of Houston TX (Series A)
   (FSA Insured)
5.25%      05/15/22             16,000      17,095(n)
City of Houston TX (Series B)
   (AMBAC Insured)
5.75%      12/01/14              5,000       5,560(m,n)
City of Plano TX
4.88%      09/01/19              1,500       1,545(m)
McKinney Independent
   School District
5.25%      02/15/20              2,000       2,168
North Central Texas Health
   Facility Development Corp.
5.13%      05/15/22              4,500       4,567
San Antonio Independent
   School District (Series A)
5.38%      08/15/19 - 08/15/20   6,250       6,719(m)
Texas Municipal Gas
   Acquisition & Supply Corp. II
4.18%      09/15/17             18,500      17,630(i)
University of Houston
   (MBIA Insured)
5.50%      02/15/30              8,000       8,393(m,n)
                                            92,275

UTAH -- 0.4%

City of Salt Lake City UT
5.13%      06/15/19              3,715       3,936
Murray UT (MBIA Insured)
4.75%      05/15/20              2,285       2,259(n)
                                             6,195

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

VERMONT -- 0.1%

University of Vermont & State
   Agricultural College
   (AMBAC Insured)
5.13%      10/01/27          $   1,000  $    1,082(n)

VIRGINIA -- 0.7%

Chesterfield County Industrial
   Development Authority
5.88%      06/01/17              3,000       3,178
City of Norfolk VA (MBIA Insured)
5.88%      11/01/20              1,920       1,924(n)
Virginia Commonwealth
   Transportation Board (Series A)
5.75%      05/15/21              1,945       2,034(m)
Virginia Resources Authority
   (Series A)
5.13%      11/01/34              5,000       5,263
                                            12,399

WASHINGTON -- 2.4%

Central Puget Sound Regional
   Transportation Authority/WA
   (Series A)
5.00%      11/01/36             20,000      20,834
County of King
5.50%      12/01/13                970       1,083(l)
County of King WA
5.50%      12/01/13              3,795       4,238(l)
5.50%      12/01/13              5,235       5,828
Seattle Museum
   Development Authority
5.13%      04/01/31             10,000      10,464
                                            42,447

WEST VIRGINIA -- 0.3%

West Virginia Housing
   Development Fund (Series B)
5.30%      05/01/24              4,000       4,062
West Virginia Housing
   Development Fund (Series C)
5.35%      11/01/27                570         580
                                             4,642

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN TAX-EXEMPT INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

WISCONSIN -- 0.5%

State of Wisconsin (Series 1)
   (AMBAC Insured)
5.75%      07/01/14             $2,990  $    3,270(n)
State of Wisconsin (Series A)
5.30%      07/01/18              5,800       6,107(m)
                                             9,377

TOTAL INVESTMENT IN SECURITIES
   (COST $1,682,142)                     1,737,227

                                NUMBER
                             OF SHARES  VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
4.96%                        3,279,309       3,279 (d,k)
   (COST $3,279)

TOTAL INVESTMENTS
   (COST $1,685,421)                     1,740,506

OTHER ASSETS AND LIABLITIES,
   NET -- 1.0%                              16,984
                                        ----------

NET ASSETS -- 100.0%                    $1,757,490
                                        ==========


-----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

Elfun Income Fund

THE ELFUN INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA (PICTURED BELOW), WILLIAM M. HEALEY, MARK H. JOHNSON, JAMES F. PALMIERI, LEWIS TATANANNI, AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA WHO IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 94.


Q. HOW DID THE ELFUN INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND ITS LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the Elfun Income Fund returned 6.16%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 6.97% and the Fund's Lipper peer group of 547 Intermediate Investment Grade Debt funds returned an average of 4.71% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE 12-MONTH PERIOD ENDING DECEMBER 31, 2007.

A. The U.S. economy will most likely post a GDP growth of approximately 2% in 2007, held back by recessionary conditions in the housing market. Rising delinquencies and defaults in sub-prime mortgage loans resulted in large pricing dislocations of securities backed by these loan types. In the fallout, Wall Street broker/dealers were forced in the third and fourth quarters to take write-downs in the billions from owning such securities as well as structured vehicles backed by these security types. Investor's lack of confidence in valuations of sub-prime mortgages spread to all risky assets, significantly widening yield spreads in high grade and high yield credit and emerging market debt. A flight to the safety of U.S. treasuries pushed interest rates down, which generated a 9% total return for the treasury sector. By year-end, 2 and 10-year note yields had fallen by 176 and 68 bps to finish at 3.05% and 4.02% respectively. All other U.S. fixed income sectors posted positive returns for the year, but less than that of treasuries. The Fed responded to the housing recession/sub-prime crisis by reducing the fed funds target by 100 basis points to 4.25% starting in September, while also injecting reserves into the financial system to provide liquidity to banks unwilling to lend to each other. At the


[PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                                             Q&A

    December meeting, the FOMC stated "the upside risks to inflation roughly balance the downside risks to growth". However, market pricing at year-end indicated further rate cuts in 2008.

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. Duration and yield curve positioning biased toward lower rates and a steeper yield curve were positive contributors to Fund performance during the year. The underweight to investment grade corporate securities also added to relative performance. Although allocations to high yield and emerging market debt helped earlier in the year, exposure to these sectors hurt performance in the final quarter as yield spreads widened quite dramatically. The Fund's exposure to sub-prime related securities through securities lending and mortgage-rolls negatively impacted total return for the year.

Elfun Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                THE PERIOD ($)              THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,048.92                      1.08

Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,023.87                      1.07
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.21% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 WAS: 4.89%.

Elfun Income Fund
--------------------------------------------------------------------------------


                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

                 ELFUN INCOME FUND      LB AGGREGATE BOND INDEX
12/97                 $10000                     $10000
12/98                  10849                      10869
12/99                  10781                      10779
12/00                  11979                      12033
12/01                  12933                      13049
12/02                  14258                      14387
12/03                  14835                      14977
12/04                  15439                      15627
12/05                  15838                      16007
12/06                  16581                      16700
12/07                  17602                      17864


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
                        ONE     FIVE       TEN
                       YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
Elfun Income Fund      6.16%    4.30%    5.82%

LB Aggregate Bond
   Index               6.97%    4.42%    5.97%


Elfun Income Fund (ending value $17,602)
LB Aggregate Bond Index (ending value $17,864)


                               INVESTMENT PROFILE

         A fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities,
          corporate bonds, U.S. Government securities and money market instruments.


                         * LIPPER PERFORMANCE COMPARISON

               INTERMEDIATE INVESTMENT GRADE DEBT FUNDS PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

  Fund's rank in peer group:                 148     142      33

  Number of Funds in peer group:             547     395     184

  Peer group average annual total return:   4.71%   3.88%   5.19%

  Lipper categories in peer group: Intermediate Investment Grade Debt

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                                 QUALITY RATINGS
                             AS OF DECEMBER 31, 2007

                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MOODY'S/S&P/           PERCENTAGE OF
FITCH RATING*           MARKET VALUE
--------------------------------------------------------------------------------
Aaa/AAA                   85.16%
--------------------------------------------------------------------------------
Aa/AA                      4.25%
--------------------------------------------------------------------------------
A/A                        3.56%
--------------------------------------------------------------------------------
Baa/BBB                    3.44%
--------------------------------------------------------------------------------
Ba/BB and lower            3.59%
--------------------------------------------------------------------------------

* MOODY'S INVESTORS SERVICES INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                                ELFUN INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $524,741 AS OF DECEMBER 31, 2007.

[PIE CHART OMITTED PLOT POINTS FOLLOWS]

ASSET BACKED & OTHER  33.8%
MORTGAGE BACKED  30.5%
U.S. TREASURIES  22.5%
CORPORATE NOTES  12.0%
FEDERAL AGENCIES  1.2%


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 99.3%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 32.5%

U.S. Treasury Bonds
4.50%      02/15/36         $      385  $      387(j)
4.75%      02/15/37             13,500      14,129(j)
U.S. Treasury Notes
3.63%      10/31/09             15,732      15,888(j)
4.25%      09/30/12             20,908      21,638(j)
4.50%      11/15/10 - 05/15/17   5,292       5,484(j)
4.63%      11/15/09 - 02/15/17  21,272      22,228(j)
4.75%      08/15/17             15,729      16,611(j)
4.88%      06/30/12             20,462      21,700(j)
                                           118,065

FEDERAL AGENCIES -- 1.7%

Federal Home Loan
   Mortgage Corp.
4.88%      02/09/10              5,975       6,129

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 27.0%

Federal Home Loan
   Mortgage Corp.
4.50%      06/01/33 - 02/01/35  $  782   $     739(h)
5.00%      07/01/35 - 10/01/35   1,111       1,084(h)
5.50%      05/01/20                170         173(h)
6.00%      04/01/17 - 11/01/36   1,988       2,025(h)
6.50%      01/01/27 - 08/01/36   1,668       1,718(h)
7.00%      10/01/16 - 08/01/36     568         596(h)
7.50%      01/01/08 - 09/01/33     103         109(h)
8.00%      11/01/30                 17          18(h)
6.00%      TBA                   2,955       2,998(c)
Federal National Mortgage Assoc.
4.00%      05/01/19 - 06/01/19     746         721(h)
4.50%      05/01/18 - 02/01/35   2,338       2,282(h)
5.00%      07/01/20 - 05/01/36   2,453       2,402(h)
5.00%      07/01/35              1,458       1,474(h,i)
5.10%      08/01/35                957         963(h,i)
5.26%      04/01/37                411         414(i)
5.44%      04/01/37                 38          38(i)
5.50%      03/01/14 - 08/01/35   2,742       2,766(h)
5.53%      04/01/37                521         528(i)
5.59%      04/01/37                922         937(i)
5.62%      03/01/37                 33          33(i)
5.63%      06/01/37                671         681(i)
5.66%      05/01/37                268         272(i)
5.68%      04/01/37                339         345(i)
5.70%      04/01/37                647         657(i)
5.71%      04/01/37                539         548(i)
5.72%      04/01/37                168         171(i)
5.85%      06/01/37                831         847(i)
6.00%      02/01/14 - 08/01/36   4,782       4,865(h)
6.04%      10/01/37                586         597(i)
6.50%      02/01/14 - 12/01/36   5,768       5,938(h)
7.00%      08/01/13 - 06/01/36   1,745       1,829(h)
7.50%      08/01/13 - 03/01/34     628         666(h)
8.00%      12/01/11 - 11/01/33     298         317(h)
8.50%      04/01/30 - 05/01/31      35          38(h)
9.00%      06/01/09 - 12/01/22     111         117(h)
5.00%      TBA                  16,542      16,214(c)
5.50%      TBA                  19,355      19,344(c)
6.00%      TBA                  12,466      12,682(c)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.


52

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Government National
   Mortgage Assoc.
4.50%      08/15/33 - 09/15/34 $ 1,403  $    1,350 (h)
5.00%      08/15/33                331         327(h)
6.00%      04/15/27 - 09/15/36   1,345       1,379(h)
6.50%      04/15/19 - 09/15/36   1,201       1,244(h)
7.00%      03/15/12 - 10/15/36     694         726(h)
7.50%      03/15/23 - 10/15/33     127         135(h)
8.00%      09/15/27 - 06/15/30      42          45(h)
8.50%      10/15/17                 81          88(h)
9.00%      11/15/16 - 12/15/21     160         172(h)
5.50%      TBA                   4,565       4,583(c)
                                            98,195

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%

Collateralized Mortgage
   Obligation Trust (Class B)
3.74%      11/01/18                 24          21(d,f,h)
Federal Home Loan
   Mortgage Corp.
1.42%      04/15/37              1,333         101(d,g,i)
1.72%      05/15/37              1,783         130(d,g,i)
1.79%      04/25/37              1,039          79(d,g,i)
2.12%      12/15/30              2,156         135(d,g,h,i)
2.75%      09/15/36              1,265         140(d,g,h,i)
4.30%      12/15/33                315         264(d,h,i)
4.50%      04/15/13 - 03/15/19   1,576         130(d,g,h)
5.00%      04/15/14 - 12/01/34  10,775       2,042(d,g,h)
5.50%      04/15/17 - 06/15/33   1,078         217(d,g,h)
5.50%      04/15/26              1,235       1,251(d)
5.63%      06/15/33              1,000       1,025(d,h,i)
7.50%      01/15/16                 81          84(d,h)
8.00%      04/15/20                 16          17(d,h)
8.00%      02/01/23 - 07/01/24      24           6(d,g,h)
8.61%      11/15/37                876         651(d,f)
21.57%     09/25/43              3,391          38(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
6.04%      08/01/27                  6           5(d,f,h)
Federal National Mortgage Assoc.
1.59%      05/25/37 - 06/25/37  15,691       1,041(d,g,i)
1.91%      03/25/37              1,066         101(d,g,i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

2.14%      10/25/29           $    840   $      51(d,g,h,i)
2.24%      12/25/30              1,094          55(d,g,h,i)
2.34%      07/25/37              2,454         228(d,g,i)
2.74%      09/25/42              2,048         161(d,g,h,i)
2.79%      04/25/17 - 10/25/17   1,700         121(d,g,h,i)
2.84%      08/25/16                485          25(d,g,h,i)
3.24%      06/25/42                693          52(d,g,h,i)
4.00%      02/25/28                 33          33(d,h)
4.50%      05/25/18                314          27(d,g,h)
4.75%      11/25/14                151           6(d,g,h)
5.00%      08/25/17 - 02/25/32     374          36(d,g,h)
5.00%      10/25/35                255         229(d)
5.50%      03/25/29 - 01/25/33   1,443       1,432(d)
8.00%      07/25/14                134         135(d,h)
39.31%     12/25/42                946          28(d,g,h,i)
Federal National Mortgage
   Assoc. (Class 2)
5.50%      12/01/33 - 05/25/37     243          58(d,g)
Federal National Mortgage
   Assoc. (Class S)
2.24%      02/25/31                765          40(d,g,h,i)
Federal National Mortgage
   Assoc. REMIC
4.50%      11/25/13                290           8(d,g,h)
5.00%      10/25/22                344          51(d,g,h)
5.91%      03/25/31                750         769(d,h,i)
Federal National Mortgage
   Assoc. REMIC (Class B)
4.49%      12/25/22                 18          15(d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
1008.00%** 05/25/22                 --           1(d,g,h)
Federal National Mortgage
   Assoc. STRIPS (Class 1)
5.31%      11/01/34                902         682(d,f,h)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
5.00%      08/01/34              3,710         948(d,g)
7.50%      11/01/23                 81          23(d,g,h)
8.00%      08/01/23 - 07/01/24      52          13(d,g,h)
8.50%      03/01/17 - 07/25/22      56          13(d,g,h)
9.00%      05/25/22                 18           5(d,g,h)
                                            12,723

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 7.3%

AESOP Funding II LLC (Class A)
5.07%      04/20/10             $1,000  $     988(b,h,i)
Capital One Auto Finance Trust
5.03%      04/15/12              4,000       3,866(h,i)
Capital One Master Trust
   (Class C)
6.70%      06/15/11                149         150(b,h)
Capital One Multi-Asset Execution
   Trust (Class A)
5.06%      03/16/15                290         287(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.75%      05/25/32                 64          42(h)
Citibank Credit Card
   Issuance Trust
4.45%      04/07/10                496         495(h)
Countrywide Asset-Backed
   Certificates (Class A)
5.14%      05/25/36                 51          51(h,i)
5.43%      08/25/32                 41          41(h,i)
Discover Card Master Trust I
   (Class A)
5.06%      04/17/12              8,000       7,975(h,i)
GSAA Trust
5.27%      05/25/34                105         105(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%      10/15/10                427         426(h)
Indymac Residential Asset
   Backed Trust
6.87%      04/25/37                146          18(i)
JP Morgan Mortgage
   Acquisition Corp.
5.02%      03/01/37              1,000         897(i)
Mid-State Trust
7.54%      07/01/35                 67          71(h)
Option One Mortgage Loan Trust
5.00%      06/25/37              1,500       1,370(i)
Peco Energy Transition Trust
6.52%      12/31/10                400         424(h)
Residential Asset Mortgage
   Products, Inc.
5.11%      03/25/34                 17          17(h,i)
5.20%      12/25/33                  3           3(h,i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Residential Asset Securities Corp.
5.37%      07/25/32           $     47  $       43(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%      07/25/30                 85          84(h,i)
5.45%      06/25/33                 84          83(h,i)
Structured Asset Investment
   Loan Trust
5.10%      02/25/35                 73          72(b,h,i)
Superior Wholesale Inventory
   Financing Trust (Class A)
5.21%      06/15/10              4,000       3,983(h,i)
Swift Master Auto Receivables
   Trust (Class A)
5.13%      06/15/12              3,000       2,870(h,i)
Triad Auto Receivables Owner
   Trust (Class A)
5.29%      02/12/14              2,000       1,952(h,i)
Wachovia Asset Securitization
   Inc. (Class A)
5.09%      06/25/34                205         203(h,i)
Wells Fargo Home Equity Trust
3.97%      05/25/34                136         128(h,i)
                                            26,644

CORPORATE NOTES -- 16.9%

Abbey National PLC
7.95%      10/26/29                330         379(h)
AES Ironwood LLC
8.86%      11/30/25                851         932(h)
American Electric Power
   Company, Inc. (Series D)
5.25%      06/01/15                335         322(h)
American International
   Group, Inc.
5.85%      01/16/18                454         457
American Railcar Industries, Inc.
7.50%      03/01/14                170         161(h)
Amgen Inc.
5.85%      06/01/17                425         432(b,h)
Archer-Daniels-Midland Co.
6.45%      01/15/38                303         310
Arizona Public Service Co.
6.25%      08/01/16                485         494(h)

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.


54

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

BAC CAP TRUST V
5.63%      03/08/35            $   495  $      420(h)
Banco Santander Chile
5.38%      12/09/14                545         545(b,h)
Basell AF SCA
8.38%      08/15/15                880         711(b)
Bear Stearns Companies Inc.
5.85%      07/19/10                300         300
6.95%      08/10/12              1,050       1,080
BellSouth Corp.
4.20%      09/15/09                460         457(h)
6.55%      06/15/34                180         186(h)
Bertin Ltd.
10.25%     10/05/16                200         209(b,h)
BJ Services Co.
5.75%      06/01/11                485         498(h)
Bristol-Myers Squibb Co.
5.88%      11/15/36                255         252(h)
British Telecommunications PLC
8.63%      12/15/10                195         214(h)
Capital One Bank
6.50%      06/13/13                195         192(h)
Cargill Inc.
6.00%      11/27/17                755         753(b)
Carolina Power & Light Co.
5.15%      04/01/15                230         228(h)
5.70%      04/01/35                130         125(h)
6.13%      09/15/33                240         245(h)
Chubb Corp.
6.00%      05/11/37                385         369(h)
Citigroup Capital
8.30%      12/21/57                151         160(i)
Citigroup, Inc.
5.13%      02/14/11                590         594(h)
Clarendon Alumina
   Production Ltd.
8.50%      11/16/21                235         245(b,h)
ConAgra Foods, Inc.
7.88%      09/15/10                133         144(h)
Consumers Energy Co.
5.15%      02/15/17                330         315(h)
COX Communications, Inc.
7.13%      10/01/12                665         711(h)
7.75%      11/01/10                360         385(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

CSX Transportation, Inc.
9.75%      06/15/20           $    202  $      261(h)
DaimlerChrysler NA Holding Corp.
4.05%      06/04/08                330         329(h)
Diageo Capital PLC
5.20%      01/30/13                300         302
Dominion Resources, Inc.
   (Series B)
6.30%      09/30/66              1,155       1,120(h,i)
Dover Corp.
6.50%      02/15/11                230         239(h)
DP WORLD Ltd.
6.85%      07/02/37                300         285(b)
Duke Energy Corp.
5.38%      01/01/09                150         151(h)
EI Du Pont de Nemours & Co.
4.88%      04/30/14                310         302(h)
El Paso Electric Co.
6.00%      05/15/35                245         229
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%     07/19/13                340         367(b,h)
FirstEnergy Corp. (Series B)
6.45%      11/15/11                485         501(h)
Galaxy Entertainment
   Finance Company Ltd.
9.88%      12/15/12                150         160(h)
Globo Comunicacoes e
   Participacoes S.A.
7.25%      04/26/22                230         222(b)
GMAC LLC
5.63%      05/15/09                892         842
Goldman Sachs Group, Inc.
6.60%      01/15/12              1,260       1,340(h)
GTE Corp.
6.94%      04/15/28                400         429(h)
7.51%      04/01/09                330         340(h)
Hexion US Finance Corp.
9.75%      11/15/14                835         902
HSBC Bank USA NA
4.63%      04/01/14                375         355
HSBC Capital Funding LP
4.61%      12/31/49                405         373(b,h,i)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

HSBC Capital Funding LP (Series 1)
9.55%      12/31/49               $585  $      639(b,h,i)
HSBC Finance Corp.
6.75%      05/15/11                260         275
HSBC Holdings PLC
6.50%      05/02/36                100          97(h)
Hydro Quebec
8.50%      12/01/29                215         305(h)
Idearc, Inc.
8.00%      11/15/16                805         739
IIRSA Norte Finance Ltd.
8.75%      05/30/24                464         525(b,h)
ING Capital Funding TR III
8.44%      12/29/49                480         511(i)
ING Groep N.V.
5.78%      12/29/49                485         451(i)
Intergen N.V.
9.00%      06/30/17                515         542(b)
International Steel Group Inc.
6.50%      04/15/14                400         411
Interoceanica IV Finance Ltd.
4.03%      11/30/18                400         259(b,d)
4.21%      11/30/25                400         190(b,d)
iStar Financial, Inc. (REIT)
7.00%      03/15/08                330         329(h)
JBS S.A.
9.38%      02/07/11                420         411
JP Morgan Chase & Co.
7.00%      11/15/09                590         614(h)
JP Morgan Chase Bank
5.88%      06/13/16                420         427
Kansas Gas & Electric
5.65%      03/29/21                266         256(h)
Kazkommerts International BV
7.00%      11/03/09                 30          28(b)
Landsbanki Islands
5.73%      08/25/09                200         200(b,h,i)
Libbey Glass Inc.
11.91%     06/01/11                390         411(i)
Lippo Karawaci Finance BV
8.88%      03/09/11                350         335
Lukoil International Finance BV
6.36%      06/07/17                290         274(b)
Majestic Star Casino LLC
9.50%      10/15/10                900         850(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Marfrig Overseas Ltd.
9.63%      11/16/16            $   415  $      412(b)
Markel Corp.
7.35%      08/15/34                175         184(h)
McDonald's Corp.
5.80%      10/15/17                303         313
Mediacom LLC
9.50%      01/15/13                840         780(h)
Merck & Company, Inc.
5.75%      11/15/36                170         169(h)
Metropolitan Life Global
   Funding I
4.25%      07/30/09                460         460(b,h)
Midamerican Energy
   Holdings Co.
6.13%      04/01/36                330         329(h)
Mizuho Financial Group
   Cayman Ltd.
8.38%      12/29/49                445         450
Morgan Stanley
5.95%      12/28/17                500         499
Morgan Stanley (Series F)
5.33%      01/18/08              2,000       2,000(h,i)
Munich Re America Corp.
   (Series B)
7.45%      12/15/26                290         323(h)
NAK Naftogaz Ukrainy
8.13%      09/30/09                500         474
Nakilat Inc.
6.07%      12/31/33                100          91(b,h)
6.27%      12/31/33                405         368(b,h)
Nelnet, Inc.
5.13%      06/01/10                600         575(h)
Nevada Power Co. (Series N)
6.65%      04/01/36                220         223(h)
NGPL PipeCo LLC
7.12%      12/15/17                318         326(b)
Nisource Finance Corp.
7.88%      11/15/10                130         138(h)
Norfolk Southern Corp.
6.00%      04/30/08                 40          40(h)
8.63%      05/15/10                465         506(h)
Norfolk Southern Railway Co.
9.75%      06/15/20                353         482(h)

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
(dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Northeast Utilities (Series B)
3.30%      06/01/08               $330  $      327(h)
Northern States Power Co.
6.25%      06/01/36                190         197(h)
NorthWestern Corp.
5.88%      11/01/14                600         591(h)
Ohio Power Co. (Series E)
6.60%      02/15/33                165         166(h)
OPTI Canada Inc.
8.25%      12/15/14                402         398(b)
Pacific Bell
7.13%      03/15/26                225         238(h)
Pacific Gas & Electric Co.
5.80%      03/01/37                165         158
PanAmSat Corp.
9.00%      08/15/14                725         729(h)
Pemex Finance Ltd.
9.03%      02/15/11                588         628(h)
Pemex Project Funding
   Master Trust
6.13%      08/15/08                 13          13
7.88%      02/01/09                150         154
Petrobras International
   Finance Co.
5.88%      03/01/18                450         450
PNC Preferred Funding Trust I
6.52%      12/31/49                630         567(b,i)
Potomac Edison Co.
5.35%      11/15/14                245         238(h)
Public Service Company
   of Colorado
7.88%      10/01/12                495         552(h)
Puget Sound Energy, Inc.
3.36%      06/01/08                335         332(h)
5.48%      06/01/35                330         285(h)
Puget Sound Energy, Inc.
   (Series A)
6.97%      06/01/67                545         488(i)
Rede Empresas de Energia
   Eletrica S.A.
11.13%     04/02/49                350         343(b)
Rock-Tenn Co.
8.20%      08/15/11                785         813

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Royal Bank of Scotland
   Group PLC
5.00%      10/01/14            $   355  $      341(h)
Sabine Pass LNG LP
7.25%      11/30/13                470         449
7.50%      11/30/16                715         683
Security Benefit Life Insurance
8.75%      05/15/16                325         374(b)
Sierra Pacific Resources
8.63%      03/15/14              1,180       1,261
Simon Property Group, L.P.
   (REIT)
4.60%      06/15/10                330         328(h)
Skandinaviska Enskilda
   Banken AB
7.50%      03/29/49                295         304(b,h,i)
Southern Copper Corp.
7.50%      07/27/35                 76          81
Sovereign Capital Trust VI
7.91%      06/13/36                895         865(h)
Sprint Capital Corp.
7.63%      01/30/11              1,815       1,887(h)
Stallion Oilfield Finance Corp.
9.75%      02/01/15                640         589(b)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%      12/03/14                510         505(i)
Stewart Enterprises, Inc.
6.25%      02/15/13                415         390(h)
Telecom Italia Capital S.A.
6.20%      07/18/11                600         617
Telefonica Emisiones SAU
5.86%      02/04/13                450         463
Time Warner, Inc.
6.88%      05/01/12                150         158(h)
Titan Petrochemicals Group Ltd.
8.50%      03/18/12                235         208(b)
TNK-BP Finance S.A.
6.63%      03/20/17                195         178(b)
Tronox Worldwide LLC
9.50%      12/01/12                560         540(h)
UBS Preferred Funding Trust I
8.62%      10/29/49                330         353(i)

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

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Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Valspar Corp.
5.63%      05/01/12               $310  $      314
Verizon Global Funding Corp.
7.25%      12/01/10                590         632
Verizon Pennsylvania, Inc.
8.35%      12/15/30                200         239(h)
VTB Capital S.A.
5.49%      08/01/08                335         332(b,h,i)
Wells Fargo & Co.
5.63%      12/11/17                155         156
Wells Fargo Bank NA
5.95%      08/26/36                350         340(h)
Westar Energy, Inc.
7.13%      08/01/09                335         344(h)
Westlake Chemical Corp.
6.63%      01/15/16                775         732(h)
Wisconsin Electric Power
5.70%      12/01/36                115         110(h)
                                            61,535

NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS -- 9.9%

Banc of America Commercial
   Mortgage Inc.
4.13%      07/10/42                600         591(h)
5.32%      10/10/11                750         752(h)
Banc of America Commercial
   Mortgage Inc. (Class A)
5.79%      05/11/35                655         670(h)
Banc of America Commercial
   Mortgage Inc. (Class C)
5.70%      04/10/17                300         272(h)
Banc of America Funding Corp.
5.74%      03/20/36                263         272(h,i)
5.82%      02/20/36                454         449(h,i)
Banc of America Mortgage
   Securities (Class B)
5.38%      01/25/36                273         270(h,i)
5.55%      02/25/36                209         215(h,i)
Bank of America Alternative
   Loan Trust
6.50%      07/25/35                331         329(h)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Bear Stearns Asset Backed
   Securities Trust (Class A)
5.04%      07/25/36           $  1,483  $    1,460(h,i)
Bear Stearns Commercial
   Mortgage Securities
5.41%      03/11/39                222         224(h,i)
5.48%      10/12/41                758         764(h,i)
5.53%      10/12/41                758         758(h,i)
6.02%      02/14/31                726         731(h)
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.66%      06/11/40              1,600       1,625(i)
Bear Stearns Commercial
   Mortgage Securities (Class D)
5.99%      09/11/42                100          82(b,i)
Countrywide Alternative
   Loan Trust
5.98%      05/25/36                 98          66(h,i)
6.00%      03/25/36 - 08/25/36     480         112(h)
Countrywide Alternative
   Loan Trust (Class B)
6.00%      05/25/36 - 08/25/36     296         158(h)
Countrywide Asset-Backed
   Certificates
5.06%      11/25/35                403         398(h,i)
Credit Suisse Mortgage
   Capital Certificates
5.47%      09/15/39                689         694(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%      02/25/36                147         125(h,i)
Crusade Global Trust (Class A)
5.16%      09/18/34                 52          51(h,i)
CS First Boston Mortgage
   Securities Corp.
1.39%      03/15/35             10,651         289(b,h,i)
5.25%      08/25/34                192         190(h)
5.33%      10/25/35                251         202(h,i)
5.37%      07/15/37              7,309         158(b,d,h,i)
6.13%      04/15/37                520         539(h)
CS First Boston Mortgage
   Securities Corp. (Class A)
5.44%      09/15/34                397         401(h)
6.53%      06/15/34                400         417(h)

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

DLJ Commercial Mortgage
   Corp. (Class A)
7.18%      11/10/33           $    539  $      564(h)
First Horizon Alternative
   Mortgage Securities
   (Class B)
5.98%      05/25/36                 98          36(h,i)
First Union-Lehman Brothers-
   Bank of America
6.56%      11/18/35                449         449(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%      05/15/35                886         888(h)
6.47%      04/15/34                299         310(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.29%      12/10/41             10,765         195(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%      04/10/37                626         627(h)
Impac CMB Trust
5.13%      04/25/35                669         651(h,i)
Indymac INDA Mortgage
   Loan Trust
5.14%      01/25/36                100          90(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.14%      01/25/36                144         135(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.11%      01/12/39              6,550         173(b,h,i)
6.20%      02/12/51                155         133(b,i)
6.47%      11/15/35                457         477(h)
LB-UBS Commercial
   Mortgage Trust
4.06%      09/15/27              1,033       1,020(h,i)
5.20%      01/18/12              9,710         205(d,h,i)
5.26%      09/15/39                800         803(h)
6.23%      03/15/26                371         375(h)
6.97%      01/15/36              3,075         178(b,d,h)
7.70%      10/15/35              2,500         100(b,d,h,i)
8.47%      03/15/36              8,306         217(b,d,h,i)
8.57%      02/15/40              8,093         163(b,d,h,i)

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%      12/15/30          $     832  $      862(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16                103         109(b,h)
LB-UBS Commercial Mortgage
   Trust (Class F)
6.24%      07/15/40                280         241(i)
LB-UBS Commercial Mortgage
   Trust (Class X)
5.56%      09/15/39             21,163         612(d,h,i)
8.36%      12/15/39              6,877         113(b,d,h,i)
Master Alternative Loans Trust
5.00%      08/25/18                334          51(g,h)
6.50%      08/25/34 - 05/25/35   1,264       1,250(h)
Master Alternative Loans
   Trust (Class 3)
6.50%      01/25/35                321         320(h)
Merrill Lynch Mortgage
   Trust (Class A)
5.61%      05/12/39                757         769(h,i)
MLCC Mortgage Investors, Inc.
5.37%      02/25/36                225         216(h,i)
Morgan Stanley Capital I
5.28%      12/15/43                296         298(h,i)
5.33%      12/15/43                296         296(h,i)
5.39%      11/12/41                848         797(h,i)
5.44%      02/12/44                295         294(b,i)
5.69%      04/15/49              1,600       1,631(h,i)
5.71%      07/12/44                350         356(h)
Morgan Stanley Capital I
   (Class A)
5.36%      02/12/44                500         502(i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.54%      02/15/31                259         268(h)
Nomura Asset Securities
   Corp. (Class A)
6.59%      03/15/30                650         652(h)
PNC Mortgage Acceptance
   Corp. (Class A)
6.36%      03/12/34                700         726

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Puma Finance Ltd. (Class A)
5.02%      03/25/34            $   137  $      133(h,i)
5.44%      10/11/34                180         178(h,i)
Residential Accredit Loans, Inc.
6.00%      01/25/36                389         306(h)
6.04%      01/25/36                153         159(h,i)
Residential Funding
   Mortgage Security I
5.75%      01/25/36                277         231(h)
Structured Asset Securities
   Corp. (Class X)
15.58%     02/25/28                509          13(d,i)
Wachovia Bank Commercial
   Mortgage Trust
5.42%      04/15/47              1,200       1,200
Wachovia Bank Commercial
   Mortgage Trust (Class E)
5.90%      02/15/51                875         757(i)
Washington Mutual Inc.
5.20%      01/25/45                507         480(h,i)
Wells Fargo Mortgage Backed
   Securities Trust
5.39%      08/25/35                627         609(h,i)
5.50%      01/25/36                363         292(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%      03/25/36                498         418(h)
                                            36,192

SOVEREIGN BONDS -- 0.5%

Government of Bahamas
6.63%      05/15/33                380         434(b,h)
Government of Canada
7.50%      09/15/29                460         596
Government of
   Manitoba Canada
4.90%      12/06/16                315         323(h)
Government of Panama
6.70%      01/26/36                290         306
                                             1,659

TOTAL BONDS AND NOTES
   (COST $365,029)                         361,142

                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------


SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 10.5%
--------------------------------------------------------------------------------

ASSET BACKED -- 6.4%

Arran Master Trust (Class A)
5.05%      12/15/10             $2,000  $    1,986(i)
Chase Issuance Trust (Class A)
5.05%      11/15/11              2,000       1,993(i)
CNH Wholesale Master Note
   Trust (Class A)
5.14%      06/15/11              1,000         998(i)
Countrywide Asset-Backed
   Certificates
5.30%      05/25/33                 44          43(i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.47%      06/25/33                  2           2(i)
Discover Card Master Trust I
5.04%      04/15/10              5,000       4,970(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   (Class M)
5.32%      03/25/35              5,000       4,497(i)
Fleet Home Equity Loan
   Trust (Class A)
5.20%      01/20/33                353         335(i)
GMAC Mortgage Corp.
   Loan Trust
4.96%      08/25/35              2,000       1,995(i)
GSAA Trust
5.27%      05/25/34                105         105(h,i)
GSAMP Trust
5.02%      12/25/35              1,000         992(i)
JP Morgan Mortgage
   Acquisition Corp.
4.98%      01/25/36                647         642(i)
Nissan Auto Lease Trust
5.10%      02/15/13              2,200       2,167(i)
Residential Asset
   Securities Corp.
5.12%      01/25/36              2,427       2,259(i)

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL
                                AMOUNT      VALUE
--------------------------------------------------------------------------------

Structured Asset Securities Corp.
5.07%      02/25/35           $     40  $       40(i)
Wachovia Asset Securitization
   Inc. (Class A)
5.09%      06/25/34                411         405(h,i)
                                            23,429

CORPORATE NOTES -- 0.5%

Morgan Stanley
4.93%      05/07/09              1,640       1,620(i)

NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS -- 3.6%

Banc of America Large Loan
5.24%      03/15/22              3,500       3,409(b,i)
Granite Master Issuer PLC
5.03%      12/20/54              1,267       1,266(i)
Granite Mortgages PLC (Class 1)
5.36%      01/20/43                413         413(i)
Impac CMB Trust (Class 1)
5.23%      10/25/34                602         602(i)
Interstar Millennium Trust
   (Class A)
5.26%      03/14/36                 76          76(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
5.20%      10/15/17                391         391(b,i)
Morgan Stanley Capital I
5.57%      01/15/21              2,000       1,940(b,i)
MortgageIT Trust (Class A)
5.17%      08/25/35              2,954       2,914(i)
National RMBS Trust
5.04%      03/20/34                150         148(i)
Nomura Asset Acceptance Corp.
5.00%      03/25/37              1,674       1,670(i)
Washington Mutual Inc.
5.21%      01/25/45                245         233(i)
                                            13,062

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $39,168)                           38,111

TOTAL INVESTMENTS IN SECURITIES
   (COST $404,198)                         399,253

                                NUMBER
                             OF SHARES      VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 34.5%*
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.8%

GEI Short Term Investment Fund
4.96%                       17,536,174  $   17,536 (d,k)

                             PRINCIPAL
                                AMOUNT
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 4.4%

Federal Home Loan Bank
   Discount Notes
4.05%      01/03/08            $16,000      15,996(d)

COMMERCIAL PAPER -- 4.1%

Rabobank USA Finance Corp.
4.44%      01/03/08             15,000      14,996

REPURCHASE AGREEMENT -- 1.1%

State Street Corp.
3.75%      01/02/08              4,000       4,000(e)

                                NUMBER
                             OF SHARES
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 20.1%

GEI Short Term Investment Fund
4.96%                       72,959,438      72,960 (d,k)

TOTAL SHORT-TERM INVESTMENTS
   (COST $125,488)                         125,488

TOTAL INVESTMENTS
   (COST $529,686)                         524,741

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (44.3)%                  (161,046)
                                         ---------


NET ASSETS-- 100.0%                      $ 363,695
                                         =========

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN INCOME FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007

OTHER INFORMATION
--------------------------------------------------------------------------------

The Elfun Income Fund had the following long futures contracts open at December 31, 2007

                                   NUMBER    CURRENT
                  EXPIRATION        OF       NOTIONAL     UNREALIZED
DESCRIPTION          DATE        CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury
  Notes 2 Yr.
  Futures         March  2008       76       $15,979         $   8
U.S. Treasury
  Notes 10 Yr.
  Futures         March  2008      141        15,988            43
                                                             -----
                                                             $  51
                                                             =====


* The financial statement figure presented above for Short-Term Investments includes collateral received from transactions such as loans of portfolio securities and amounts held pending settlement of securities transactions. In evaluating the Fund's net cash level, portfolio management takes into account certain of the Fund's liabilities in excess of other assets, such as liabilities associated with loans of portfolio securities and securities pending settlement, and equitized cash. The Fund's net cash level is not expected to exceed 5%.

-------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

Elfun Money Market Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE ELFUN MONEY MARKET FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES JAMES C. GANNON, WILLIAM M. HEALEY AND ANDREW A. MASELLI. THE TEAM IS LED BY MR. HEALEY (PICTURED BELOW), WHO IS VESTED WITH OVERSIGHT AUTHORITY. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 94.

Q. HOW DID THE ELFUN MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2007?

A. For the twelve-month period ended December 31, 2007, the Elfun Money Market Fund returned 5.24%. The 90-Day U.S. Treasury Bill, the Fund's benchmark, returned 4.46% and the Fund's Lipper peer group of 330 Money Market funds returned an average of 4.49% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2007.

A. The U.S. economy will most likely post a GDP growth of approximately 2% in 2007, held back by recessionary conditions in the housing market. Rising delinquencies and defaults in sub-prime mortgage loans resulted in large pricing dislocations of securities backed by these loan types. In the fallout, Wall Street broker/dealers were forced in the third and fourth quarters to take write-downs in the billions from owning such securities as well as structured vehicles backed by these security types. Investor's lack of confidence in valuations of sub-prime mortgages spread to all risky assets, significantly widening yield spreads in high grade and high yield credit and emerging market debt. A flight to the safety of U.S. treasuries pushed interest rates down, which generated a 9% total return for the treasury sector. By year-end, 2 and 10-year note yields had fallen by 176 and 68 bps to finish at 3.05% and 4.02% respectively. All other U.S. fixed income sectors posted positive returns for the year, but less than that of treasuries. The Fed responded to the housing recession/sub-prime crisis by reducing the fed funds target by 100 basis points to 4.25% starting in September, while also injecting reserves into the financial system to provide liquidity to banks unwilling to lend to each other. At the December meeting, the FOMC stated "the upside risks to inflation roughly balance the downside risks to growth". However, market pricing at year-end indicated further rate cuts in 2008.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver behind Fund performance was the positioning of the portfolios average maturity during the year to take advantage of the changing yields at the short end of the yield curve. As the Federal Reserve began lowering the fed funds target, the average maturity of the Fund was lengthened to take advantage of declining yields.


[PHOTO OMITTED]

Elfun Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2007.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2007 - DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
                                 ACCOUNT VALUE AT                ACCOUNT VALUE                 EXPENSES
                                 THE BEGINNING OF                AT THE END OF                PAID DURING
                                  THE PERIOD ($)                THE PERIOD ($)              THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                      1,025.65                      0.92

Hypothetical 5% Return
    (2.5% for the period)            1,000.00                      1,024.01                      0.92
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.18% (FROM PERIOD JULY 1, 2007 - DECEMBER 31, 2007), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

** ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2007 WAS: 2.56%.

Elfun Money Market Fund
--------------------------------------------------------------------------------


                     CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

                 ELFUN MONEY MARKET FUND      90 DAY T-BILL
12/97                    $10000                   $10000
12/98                     10539                    10490
12/99                     11078                    10991
12/00                     11788                    11651
12/01                     12278                    12054
12/02                     12514                    12251
12/03                     12641                    12377
12/04                     12786                    12550
12/05                     13170                    12953
12/06                     13819                    13579
12/07                     14543                    14185


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
                            ONE    FIVE      TEN
                           YEAR    YEAR     YEAR
--------------------------------------------------------------------------------

Elfun Money Market Fund    5.24%   3.05%    3.82%

90 Day U.S. T-Bill         4.46%   2.98%    3.56%


Elfun Money Market Fund (ending value $14,543)
90-Day U.S. T-Bill (ending value $14,185)


                         * LIPPER PERFORMANCE COMPARISON

                             MONEY MARKET PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/07

                                            ONE    FIVE    TEN
                                           YEAR    YEAR   YEAR

  Fund's rank in peer group:                 3       5       1

  Number of Funds in peer group:           330     288     190

  Peer group average annual total return: 4.49%   2.40%   3.80%

  Lipper categories in peer group: Money Market

  * SEE NOTES TO PERFORMANCE FOR THE EXPLANATION OF PEER CATEGORIES.


                         FUND YIELD AT DECEMBER 31, 2007
--------------------------------------------------------------------------------
                                 IBC'S
                    FUND      MONEY FUND*
--------------------------------------------------------------------------------
  7-day current    4.72%+        3.99%
--------------------------------------------------------------------------------
  7-day effective  4.83%        4.07%
--------------------------------------------------------------------------------



  CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE ELFUN MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

  EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.


                               INVESTMENT PROFILE

             A fund designed for investors who seek a high level of
          current income consistent with prudent investment management and the preservation of capital by investing primarily
        in short-term, U.S. dollar denominated money market instruments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2007.

*  IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET
   FUNDS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

ELFUN MONEY MARKET FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             ELFUN MONEY MARKET FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $326,537 AS OF DECEMBER 31, 2007.

[PIE CHART OMITTED]

CERTIFICATES OF DEPOSIT  51.8%
U.S. GOVERNMENTS  13.8%
COMMERCIAL PAPER  11.4%
CORPORATE NOTES  8.9%
REPURCHASE AGREEMENTS  8.6%
TIME DEPOSIT  5.5%

                             PRINCIPAL  AMORTIZED
                                AMOUNT       COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.6%+
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 13.8%

U.S. AGENCIES

Federal Home Loan Bank
   Discount Notes
4.39%      02/15/08            $15,780  $   15,694(d)
Federal Home Loan Mortgage
   Corp. Discount Notes
4.30%      01/08/08             14,610      14,598(d)
Federal National Mortgage
   Assoc. Discount Notes
4.24%      03/31/08             15,000      14,843(d)
                                            45,135

COMMERCIAL PAPER -- 11.3%

Bank of America Corp.
4.87%      04/15/08             15,770      15,546
ING Group.
5.45%      01/07/08              9,340       9,332
JP Morgan
4.95%      04/01/08             12,490      12,334
                                            37,212

                             PRINCIPAL  AMORTIZED
                                AMOUNT       COST
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 8.6%

Barclays Bank
   4.75% dated 12/31/07, to be
   repurchased at $9,402 on
   01/02/08 collateralized by
   $9,588 U.S. Government
   Agency Bond, 6.00%,
   maturing 01/12/22
   01/02/08                    $ 9,400   $   9,400
Deutsche Bank 4.75% dated
   12/31/07, to be repurchased
   at $18,705 on 01/02/08
   collateralized by $19,074 U.S.
   Government Agency Bond, 5.78%
   and 5.82% maturing 02/01/37
   and 01/01/38 respectively
   01/02/08                     18,700      18,700
                                            28,100

CERTIFICATES OF DEPOSIT -- 51.6%

Bank of Montreal
5.20%      06/06/08             14,000      14,000
Barclays Bank PLC
5.25%      03/03/08             12,600      12,600
BNP Paribas
4.68%      04/28/08              9,600       9,600
Calyon
5.33%      01/15/08             15,500      15,500
Canadian Imperial Bank
4.90%      10/22/08             12,280      12,280(i)
Citibank
4.68%      04/24/08              6,680       6,680
4.90%      01/24/08              6,680       6,680
Credit Suisse
5.20%      04/14/08             12,520      12,520
Deutsche Bank
4.70%      02/04/08             11,000      11,000
Dexia Credit
4.83%      02/08/08             12,000      12,000
Dresdner Bank AG
5.30%      01/10/08              4,930       4,930
Fortis Bank
4.77%      01/31/08             13,000      13,000

------------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

ELFUN MONEY MARKET FUND
Schedule of Investments
--------------------------------------------------------------------------------
                                      (dollars in thousands)-- December 31, 2007


                             PRINCIPAL  AMORTIZED
                                AMOUNT       COST
--------------------------------------------------------------------------------

abobank Nederland
4.50%      05/09/08           $  5,680  $    5,680
4.59%      04/09/08              5,680       5,680
Societe Generale
5.20%      02/04/08              6,695       6,695
5.38%      03/27/08              9,000       9,000
Toronto-Dominion
4.70%      05/13/08              5,590       5,590
4.80%      03/13/08              5,590       5,590
                                           169,025

CORPORATE NOTES -- 8.8%

American Express Credit Corp.
5.35%      03/05/08              6,460       6,461(i)
Merrill Lynch & Company, Inc.
4.98%      08/22/08             10,000      10,000(i)
Morgan Stanley Group Inc.
5.35%      01/02/09             12,560      12,560(i)
                                            29,021

TIME DEPOSIT -- 5.5%

Royal Bank of Canada
4.25%      01/02/08              5,300       5,300
State Street Corp.
3.75%      01/02/08             12,744      12,744(e)
                                            18,044

TOTAL SHORT-TERM INVESTMENTS
   (COST $326,537)                         326,537

OTHER ASSETS AND LIABILITIES,
   NET-- 0.4%                                1,229
                                          --------

NET ASSETS-- 100%                         $327,766
                                          ========

-----------
See Notes to Schedules of Investments on page 68 and Notes to Financial Statements.

Notes to Schedules of Investments
(dollars in thousands)--  December 31, 2007

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to $488; $9,724; $19,316 and $21,142; or 0.10%, 3.33%, 1.10%, and 5.81% of net
    assets for the Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, and Elfun Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2007, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.

(j) All or a portion of the security is out on loan.

(k) GE Asset Management (GEAM), the investment adviser of the Funds, also serves as investment adviser of the GEI Short-Term Investment Fund.

(l) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds (m) Prerefunded. Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(m) Prerefunded. Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n) The security is insured by AMBAC, MBIA, FSA or FGIC. The Elfun Tax-Exempt Fund had insurance concentrations of 5% or greater as of December 31, 2007 (as a percentage of net assets) as follows:

               AMBAC          12.33%
               MBIA           11.22%
               FSA            11.28%

(o) Treasury Inflation Protected Securities.

(p) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+   Percentages are based on net assets as of December 31, 2007.

*   Less than 0.1% ** Amount is less than $500 ABBREVIATIONS:

ADR    --  American Depositary Receipt

AMBAC  --  AMBAC Indemnity Corporation

FGIC   --  Financial Guaranty Insurance Corporation

FSA    --  Financial Security Assurance

GDR    --  Global Depositary Receipt

MBIA   --  Municipal Bond Investors Assurance Corporation


Regd.  --  Registered

REIT   --  Real Estate Investment Trust

REMIC  --  Real Estate Mortgage Investment Conduit

SPDR   --  Standard & Poor's Depository Receipts

STRIPS --  Separate Trading of Registered Interest and Principal of Security

Financial Highlights

SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEARS INDICATED
---------------------------------------------------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY FUND                           2007         2006        2005        2004         2003
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --           --          --          --       1/1/88
Net asset value, beginning of year ................     $25.69       $21.82      $18.57      $16.17       $11.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.63         0.51        0.42        0.34         0.24
   Net realized and unrealized
      gains (losses) on investments ...............       5.45         5.16        3.24        2.39         4.53
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       6.08         5.67        3.66        2.73         4.77
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.61         0.52        0.41        0.33         0.23
   Net realized gains .............................       2.84         1.28          --          --           --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       3.45         1.80        0.41        0.33         0.23
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................     $28.32       $25.69      $21.82      $18.57       $16.17
===========================================================================================================================

TOTAL RETURN(A) ...................................      23.78%       26.03%     19.69%       16.90%       41.04%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .........   $483,850     $385,518    $287,527     $239,329    $204,211
   Ratios to average net assets:
      Net investment income .......................       2.23%        2.11%      2.16%        2.01%        1.82%
      Net expenses ................................       0.20%        0.18%      0.23%        0.31%        0.42%
      Gross expenses ..............................       0.20%        0.18%      0.23%        0.32%        0.42%
   Portfolio turnover rate ........................         31%          30%        42%          38%          34%
===========================================================================================================================
ELFUN TRUSTS ......................................       2007         2006        2005         2004        2003
===========================================================================================================================
INCEPTION DATE ....................................         --           --          --          --      5/27/35
Net asset value, beginning of year ................     $51.58       $50.74      $55.13      $55.28       $46.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.61         0.69        0.62        0.76         0.47
   Net realized and unrealized
      gains (losses) on investments ...............       2.01         5.97       (0.14)       3.63        10.17
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       2.62         6.66        0.48        4.39        10.64
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.61         0.70        0.64        0.76         0.46
   Net realized gains .............................       4.86         5.12        4.23        3.78         1.37
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       5.47         5.82        4.87        4.54         1.83
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................     $48.73       $51.58      $50.74      $55.13       $55.28
===========================================================================================================================

TOTAL RETURN(A) ...................................       5.05%       13.10%       0.80%       7.94%       22.95%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ......... $2,199,017   $2,302,024  $2,273,709  $2,444,850   $2,377,213
   Ratios to average net assets:
      Net investment income .......................       1.10%        1.29%       1.12%       1.34%        0.92%
      Net expenses ................................       0.12%        0.13%       0.11%       0.15%        0.19%
      Gross expenses ..............................       0.12%        0.13%       0.11%       0.15%        0.19%
   Portfolio turnover rate ........................         12%          14%         13%         13%           9%

-----------
See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEARS INDICATED
---------------------------------------------------------------------------------------------------------------------------


ELFUN DIVERSIFIED FUND                                    2007         2006         2005        2004        2003
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --           --          --          --       1/1/88
Net asset value, beginning of year ................     $20.15       $18.74      $19.43       $19.34      $16.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.50         0.50        0.44         0.42        0.34
   Net realized and unrealized
      gains (losses) on investments ...............       1.26         2.24        0.35         1.26        3.11
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       1.76         2.74        0.79         1.68        3.45
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.49         0.50        0.44         0.42        0.36
   Net realized gains .............................       1.62         0.83        1.04         1.17        0.00*
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       2.11         1.33        1.48         1.59        0.36
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................     $19.80       $20.15      $18.74       $19.43      $19.34
===========================================================================================================================

TOTAL RETURN(A) ...................................       8.74%(B)    14.60%       4.02%        8.70%      21.25%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .........   $292,224     $283,069    $259,930     $256,472    $235,832
   Ratios to average net assets:
      Net investment income .......................       2.31%        2.45%       2.21%        2.13%       1.93%
      Net expenses ................................       0.20%        0.20%       0.22%        0.23%       0.27%
      Gross expenses ..............................       0.20%        0.20%       0.22%        0.24%       0.27%
   Portfolio turnover rate ........................        171%         119%        118%         138%        124%

===========================================================================================================================
ELFUN TAX-EXEMPT INCOME FUND ......................       2007         2006         2005         2004       2003
===========================================================================================================================

INCEPTION DATE ....................................         --           --          --           --      1/1/80
Net asset value, beginning of year ................     $11.74       $11.75      $11.91       $12.00      $12.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................       0.54         0.54        0.54         0.55        0.57
   Net realized and unrealized
      gains (losses) on investments ...............      (0.20)        0.01       (0.12)       (0.03)       0.01
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...........       0.34         0.55        0.42         0.52        0.58
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.54         0.54        0.54         0.55        0.57
   Net realized gains .............................        0.00*       0.02        0.04         0.06        0.06
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.54         0.56        0.58         0.61        0.63
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ......................     $11.54       $11.74      $11.75       $11.91      $12.00
===========================================================================================================================

TOTAL RETURN(A) ...................................       2.96%       4.83%        3.64%        4.49%       4.95%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ......... $1,757,490   $1,771,290   $1,741,535   $1,697,548  1,773,090
   Ratios to average net assets:
      Net investment income .......................       4.63%       4.64%        4.56%        4.60%       4.72%
      Net expenses ................................       0.12%       0.12%        0.13%        0.12%       0.12%
      Gross expenses ..............................       0.12%       0.12%        0.13%        0.12%       0.12%
   Portfolio turnover rate ........................         39%         36%          32%          32%         41%

-------------
See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEARS INDICATED
---------------------------------------------------------------------------------------------------------------------------


ELFUN INCOME FUND                                     2007          2006        2005          2004         2003
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --            --          --            --     12/31/84
Net asset value, beginning of year ..............   $11.05        $11.14      $11.42        $11.60      $11.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................     0.61          0.59        0.54          0.46        0.45
   Net realized and unrealized
      gains (losses) on investments .............     0.05         (0.09)      (0.25)        (0.00)*      0.02
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .........     0.66          0.50        0.29          0.46        0.47
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................     0.62          0.59        0.53          0.46        0.47
   Net realized gains ...........................     0.00*           --        0.04          0.18        0.18
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................     0.62          0.59        0.57          0.64        0.65
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ....................   $11.09        $11.05      $11.14        $11.42      $11.60
===========================================================================================================================

TOTAL RETURN(A) .................................     6.16%        4.69%        2.58%         4.07%        4.04%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .......  $363,695     $363,142    $385,076      $396,359     $413,209
   Ratios to average net assets:
      Net investment income .....................     5.58%        5.41%        4.74%         3.99%        3.82%
      Net expenses ..............................     0.20%        0.19%        0.21%         0.19%        0.18%
      Gross expenses ............................     0.20%        0.19%        0.21%         0.19%        0.18%
   Portfolio turnover rate ......................      432%         328%         317%          351%         361%

===========================================================================================================================
ELFUN MONEY MARKET FUND .........................     2007          2006        2005          2004         2003
===========================================================================================================================
INCEPTION DATE ..................................       --           --           --            --      6/13/90
Net asset value, beginning of year ..............    $1.00         $1.00       $1.00         $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ........................     0.05          0.05        0.03          0.01        0.01
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .........     0.05          0.05        0.03          0.01        0.01
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................     0.05          0.05        0.03          0.01        0.01
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................     0.05          0.05        0.03          0.01        0.01
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ....................    $1.00         $1.00       $1.00         $1.00       $1.00
===========================================================================================================================


TOTAL RETURN(A) .................................     5.24%         4.93%       3.00%         1.15%        1.01%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ....... $327,766      $306,582    $313,641      $315,279     $351,686
   Ratios to average net assets:
      Net investment income .....................     5.12%         4.87%       3.06%         1.24%        1.05%
      Net expenses ..............................     0.18%         0.18%       0.19%         0.18%        0.17%
      Gross expenses ............................     0.18%         0.18%       0.19%         0.18%        0.17%

----------
NOTES TO FINANCIAL HIGHLIGHTS

(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.

(B) THE TOTAL RETURN INCLUDES .03% RELATED TO THE PURCHASE AND SALES OF INITIAL PUBLIC OFFERINGS.

*   LESS THAN 0.01 PER SHARE.

------------
See Notes to Financial Statements.

  STATEMENTS OF ASSETS
  AND LIABILITIES DECEMBER 31, 2007
  (AMOUNTS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------


                                                                       ELFUN
                                                                   INTERNATIONAL                      ELFUN
                                                                    EQUITY FUND                       TRUSTS
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market* (cost $317,029;
       $1,445,825; $256,598; $1,682,142; $404,198
       and $0 respectively) ........................................  $470,204                    $2,165,232
   Short-term Investments (at amortized cost) ......................        --                            --
   Short-term affiliated investments (at amortized cost) ...........    12,209                        33,602
   Cash ............................................................        --                            --
   Foreign currency (cost $548; $0; $324; $0; $722;
       and $0, respectively) .......................................       554                            --
   Income receivables ..............................................       523                         2,063
   Receivable for fund units sold ..................................       363                           444
   Variation margin receivable .....................................        55                            --
   Receivable from GEAM ............................................        --                            --
   Other assets ....................................................       394                            --

------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .................................................   484,302                     2,201,341
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to unitholders .............................        --                            --
   Payable upon return of securities loaned ........................        --                            --
   Payable for investments purchased ...............................        --                            --
   Payable for fund units redeemed .................................       308                         1,659
   Payable to GEAM .................................................       143                           665
   Interest/Dividend payable .......................................         1                            --

------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ............................................       452                         2,324
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................  $483,850                    $2,199,017
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .................................................   330,546                     1,478,444
   Undistributed net investment income .............................       388                           575
   Accumulated net realized gain (loss) ............................      (201)                          591
   Net unrealized appreciation/(depreciation) on:
       Investments .................................................   153,175                       719,407
       Futures .....................................................       (63)                           --
       Foreign currency related transactions .......................         5                            --

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................  $483,850                    $2,199,017
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10; and $1,
   respectively; unlimited shares authorized) ......................    17,084                        45,127
Net asset value, offering and redemption price per unit ............  $  28.32                    $    48.73


  STATEMENTS OF ASSETS
  AND LIABILITIES DECEMBER 31, 2007
  (AMOUNTS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------


                                                                         ELFUN                          ELFUN
                                                                      DIVERSIFIED                     TAX-EXEMPT
                                                                          FUND                        INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market* (cost $317,029;
       $1,445,825; $256,598; $1,682,142; $404,198
       and $0 respectively) .......................................   $296,658                      $1,737,227
   Short-term Investments (at amortized cost) .....................         --                              --
   Short-term affiliated investments (at amortized cost) ..........      4,195                           3,279
   Cash ...........................................................          3                              --
   Foreign currency (cost $548; $0; $324; $0; $722;
       and $0, respectively) ......................................        324                              --
   Income receivables .............................................        826                          22,818
   Receivable for fund units sold .................................        225                           1,194
   Variation margin receivable ....................................         77                              --
   Receivable from GEAM ...........................................        304                              --
   Other assets ...................................................          3                              --

----------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................    302,615                       1,764,518
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to unitholders ............................         --                           1,958
   Payable upon return of securities loaned .......................         --                              --
   Payable for investments purchased ..............................     10,063                           3,852
   Payable for fund units redeemed ................................        233                             575
   Payable to GEAM ................................................         95                             643
   Interest/Dividend payable ......................................         --                              --

----------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................     10,391                           7,028
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $292,224                      $1,757,490
============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ................................................    252,491                       1,703,493
   Undistributed net investment income ............................         --                              --
   Accumulated net realized gain (loss) ...........................       (253)                         (1,088)
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................     40,060                          55,085
       Futures ....................................................        (76)                             --
       Foreign currency related transactions ......................          2                              --

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................   $292,224                      $1,757,490
----------------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10; and $1,
   respectively; unlimited shares authorized) .....................     14,761                         152,302
Net asset value, offering and redemption price per unit ...........   $  19.80                      $    11.54


  STATEMENTS OF ASSETS
  AND LIABILITIES DECEMBER 31, 2007
  (AMOUNTS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          ELFUN
                                                                            ELFUN                      MONEY MARKET
                                                                         INCOME FUND                      FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market* (cost $317,029;
       $1,445,825; $256,598; $1,682,142; $404,198
       and $0 respectively) .......................................      $399,253                       $     --
   Short-term Investments (at amortized cost) .....................        34,992                        326,537
   Short-term affiliated investments (at amortized cost) ..........        90,496                             --
   Cash ...........................................................             3                             --
   Foreign currency (cost $548; $0; $324; $0; $722;
       and $0, respectively) ......................................           759                             --
   Income receivables .............................................         3,936                          1,962
   Receivable for fund units sold .................................           307                          1,046
   Variation margin receivable ....................................            48                             --
   Receivable from GEAM ...........................................            --                            268
   Other assets ...................................................            --                             --

---------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................       529,794                        329,813
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to unitholders ............................           499                            139
   Payable upon return of securities loaned .......................       109,146                             --
   Payable for investments purchased ..............................        56,104                             --
   Payable for fund units redeemed ................................           156                          1,866
   Payable to GEAM ................................................           194                             42
   Interest/Dividend payable ......................................            --                             --

---------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................       166,099                          2,047
---------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................      $363,695                       $327,766
=====================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ................................................       374,260                        327,766
   Undistributed net investment income ............................           652                             --
   Accumulated net realized gain (loss) ...........................        (6,360)                            --
   Net unrealized appreciation/(depreciation) on:
       Investments ................................................        (4,945)                            --
       Futures ....................................................            51                             --
       Foreign currency related transactions ......................            37                             --

---------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................      $363,695                       $327,766
---------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10; and $1,
   respectively; unlimited shares authorized) .....................        32,799                        327,778
Net asset value, offering and redemption price per unit ...........      $  11.09                       $   1.00


* Includes $106,943 of securities on loan in the Elfun Income Fund.

----------
See Notes to Financial Statements.

72 & 73

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2007
  (AMOUNTS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                         ELFUN
                                                                     INTERNATIONAL                    ELFUN
                                                                      EQUITY FUND                     TRUSTS
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ....................................................    $10,628                     $  24,336
      Interest* ....................................................        364                           461
      Interest from affliated investments** ........................        572                         3,381
      Less: Foreign taxes withheld .................................       (943)                           --

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ....................................................     10,621                        28,178
------------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration expenses ......................................        380                         1,555
      Transfer agent expenses ......................................        176                           628
      Unit holders service agent expense ...........................         71                           257
      Custody and accounting expenses ..............................        169                           165
      Professional fees ............................................         22                            59
      Registration, filing, printing and
         miscellaneous expenses ....................................         46                           109
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES ..............................................        864                         2,773

------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...........................................      9,757                        25,405
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ..................................................     44,147                       200,810
      Futures ......................................................       (554)                           --
      Options ......................................................         --                            --
      Foreign currency related transactions ........................         (3)                           --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ..................................................     39,385                      (111,610)
      Futures ......................................................        (64)                           --
      Foreign currency related transactions ........................          5                            --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ..............................................     82,916                        89,200
------------------------------------------------------------------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................................    $92,673                      $114,605
====================================================================================================================================

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2007
  (AMOUNTS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          ELFUN                       ELFUN
                                                                       DIVERSIFIED                  TAX-EXEMPT
                                                                          FUND                      INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ....................................................    $  3,565                     $       --
      Interest* ....................................................       3,532                         83,187
      Interest from affliated investments** ........................         337                            921
      Less: Foreign taxes withheld .................................        (127)                            --

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ....................................................       7,307                         84,108
------------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration expenses ......................................         219                          1,461
      Transfer agent expenses ......................................         125                            265
      Unit holders service agent expense ...........................          51                              5
      Custody and accounting expenses ..............................         121                            120
      Professional fees ............................................          20                             50
      Registration, filing, printing and
         miscellaneous expenses ....................................          48                            203
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES ..............................................         584                          2,104

------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...........................................       6,723                         82,004
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ..................................................      21,486                         (1,087)
      Futures ......................................................          (8)                            --
      Options ......................................................          (2)                            --
      Foreign currency related transactions ........................          (3)                            --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ..................................................      (3,820)                       (29,673)
      Futures ......................................................         (76)                            --
      Foreign currency related transactions ........................           2                             --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ..............................................      17,579                        (30,760)
------------------------------------------------------------------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................................     $24,302                        $51,244
====================================================================================================================================


  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2007
  (AMOUNTS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        ELFUN
                                                                         ELFUN                       MONEY MARKET
                                                                       INCOME FUND                      FUND
-------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ....................................................   $       --                     $       --
      Interest* ....................................................       18,760                         16,452
      Interest from affliated investments** ........................        2,125                             --
      Less: Foreign taxes withheld .................................           --                             --

-------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ....................................................       20,885                         16,452
-------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration expenses ......................................          287                            249
      Transfer agent expenses ......................................          145                            122
      Unit holders service agent expense ...........................           60                             51
      Custody and accounting expenses ..............................          148                             50
      Professional fees ............................................           20                             25
      Registration, filing, printing and
         miscellaneous expenses ....................................           51                             59
-------------------------------------------------------------------------------------------------------------------
       TOTAL EXPENSES ..............................................          711                            556

-------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...........................................       20,174                         15,896
===================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ..................................................          140                             --
      Futures ......................................................          144                             --
      Options ......................................................           (8)                            --
      Foreign currency related transactions ........................          100                             --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ..................................................        1,114                             --
      Futures ......................................................           51                             --
      Foreign currency related transactions ........................           37                             --
-------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ..............................................        1,578                             --
-------------------------------------------------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................................      $21,752                        $15,896
===================================================================================================================


* Income attributable to securities lending activity, net of rebate expenses, for the Elfun International Fund, Elfun Diversified Fund and Elfun Income Fund was $284, $14 and $449, respectively.
** Income attributable to securities lending activity, net of rebate, for Elfun
   Income Fund was $550.

-----------
See Notes to Financial Statements.

74 & 75

  STATEMENTS OF CHANGES
  IN NET ASSETS  FOR THE YEARS ENDED
  DECEMBER 31, 2007 AND 2006 (AMOUNTS IN THOUSANDS)

                                                                ELFUN
                                                            INTERNATIONAL                     ELFUN
                                                             EQUITY FUND                      TRUSTS
------------------------------------------------------------------------------------------------------------------------------------

                                                           2007         2006            2007           2006
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ...........................  $  9,757   $    7,147      $   25,405     $   29,353
      Net realized gain (loss) on investments, futures,
         written options, foreign currency related
         transactions and swaps .......................    43,590       31,969         200,810        211,119
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on investments, futures and
         foreign currency related transactions ........    39,326       38,749        (111,610)        40,495
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations .........    92,673       77,865         114,605        280,967
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ...........................    (9,300)      (7,387)        (25,190)       (28,993)
      Net realized gains ..............................   (43,535)     (18,031)       (202,395)      (210,756)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................   (52,835)     (25,418)       (227,585)      (239,749)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ...............................    39,838       52,447        (112,980)        41,218
------------------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units .....................    47,920       50,784          35,365         35,483
      Value of distributions reinvested ...............    46,994       22,546         170,557        178,795
      Cost of units redeemed ..........................   (36,420)     (27,786)       (195,949)      (227,181)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions .....    58,494       45,544           9,973        (12,903)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............    98,332       97,991        (103,007)        28,315

NET ASSETS
   Beginning of year ..................................   385,518      287,527       2,302,024      2,273,709
------------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR ........................................  $483,850     $385,518      $2,199,017     $2,302,024
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR .................  $    388     $    (15)     $      575     $      360


------------------------------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND UNITS
------------------------------------------------------------------------------------------------------------------------------------

Units sold by subscription ............................     1,688        2,103             674            661
Issued for distribution reinvested ....................     1,674          880           3,491          3,454
Units redeemed ........................................    (1,286)      (1,151)         (3,668)        (4,298)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units .................     2,076        1,832             497           (183)
------------------------------------------------------------------------------------------------------------------------------------

  STATEMENTS OF CHANGES
  IN NET ASSETS  FOR THE YEARS ENDED
  DECEMBER 31, 2007 AND 2006 (AMOUNTS IN THOUSANDS)

                                                                        ELFUN                       ELFUN
                                                                     DIVERSIFIED                  TAX-EXEMPT
                                                                        FUND                      INCOME FUND
------------------------------------------------------------------------------------------------------------------------

                                                                  2007       2006            2007            2006
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ...........................        $  6,723    $  6,609       $   82,004     $   81,126
      Net realized gain (loss) on investments, futures,
         written options, foreign currency related
         transactions and swaps .......................          21,473      11,530           (1,087)         3,555
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on investments, futures and
         foreign currency related transactions ........          (3,894)     18,797          (29,673)        (1,137)
------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations .........          24,302      36,936           51,244         83,544
------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ...........................          (6,593)     (6,564)         (82,004)       (81,126)
      Net realized gains ..............................         (21,725)    (11,062)            (244)        (3,132)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................         (28,318)    (17,626)         (82,248)       (84,258)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ...............................          (4,016)     19,310          (31,004)          (714)
------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units .....................          16,479      15,306          110,110         91,794
      Value of distributions reinvested ...............          24,452      15,043           56,680         57,078
      Cost of units redeemed ..........................         (27,760)    (26,520)        (149,586)      (118,403)
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions .....          13,171       3,829           17,204         30,469
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............           9,155      23,139          (13,800)        29,755

NET ASSETS
   Beginning of year ..................................         283,069     259,930        1,771,290      1,741,535
------------------------------------------------------------------------------------------------------------------------
   END OF YEAR ........................................        $292,224    $283,069       $1,757,490     $1,771,290
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR .................        $     --    $     55  $            --     $       --


------------------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND UNITS
------------------------------------------------------------------------------------------------------------------------

Units sold by subscription ............................             788         776            9,502          7,845
Issued for distribution reinvested ....................           1,237         745            4,894          4,880
Units redeemed ........................................          (1,313)     (1,340)         (12,935)       (10,133)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units .................             712         181            1,461          2,592
------------------------------------------------------------------------------------------------------------------------

  STATEMENTS OF CHANGES
  IN NET ASSETS  FOR THE YEARS ENDED
  DECEMBER 31, 2007 AND 2006 (AMOUNTS IN THOUSANDS)

                                                                                             ELFUN
                                                                   ELFUN                  MONEY MARKET
                                                                INCOME FUND                   FUND
-------------------------------------------------------------------------------------------------------------

                                                              2007        2006          2007         2006
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ...........................    $ 20,174     $ 19,971      $ 15,896     $ 14,940
      Net realized gain (loss) on investments, futures,
         written options, foreign currency related
         transactions and swaps .......................         376       (3,319)           --           --
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on investments, futures and
         foreign currency related transactions ........       1,202            1            --           --
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations .........      21,752       16,653        15,896       14,940
--------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ...........................     (20,362)     (19,915)      (15,896)     (14,801)
      Net realized gains ..............................          --           --            --           --
-------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ................................     (20,362)     (19,915)      (15,896)     (14,801)
-------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ...............................       1,390       (3,262)           --          139
-------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units .....................      21,052       17,320       160,908      137,111
      Value of distributions reinvested ...............      14,148       13,848        13,932       12,862
      Cost of units redeemed ..........................     (36,037)     (49,840)     (153,656)    (157,171)
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions .....        (837)     (18,672)       21,184       (7,198)
-------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ............         553      (21,934)       21,184       (7,059)

NET ASSETS
   Beginning of year ..................................     363,142      385,076       306,582      313,641
-------------------------------------------------------------------------------------------------------------
   END OF YEAR ........................................    $363,695     $363,142      $327,766     $306,582
=============================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR .................    $    652     $    739      $     --     $     --


-------------------------------------------------------------------------------------------------------------
  CHANGES IN FUND UNITS
-------------------------------------------------------------------------------------------------------------

Units sold by subscription ............................       1,913        1,578       160,908      137,111
Issued for distribution reinvested ....................       1,285        1,261        13,932       12,862
Units redeemed ........................................      (3,271)      (4,536)     (153,657)    (157,171)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units .................         (73)      (1,697)       21,183       (7,198)
-------------------------------------------------------------------------------------------------------------


-------------
See Notes to Financial Statements.

76 & 77

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


1.   ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated ("GEAM"), the Funds' investment adviser, is a wholly owned subsidiary of General Electric Company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized costs.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Elfun Funds does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized exchange gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

Certain Funds may invest in futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts would appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contract's terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES

(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


At December 31, 2007, information on the tax components of capital is as follows:

                                                                                                    NET TAX
                                          COST OF             GROSS TAX         GROSS TAX        APPRECIATION/
                                         INVESTMENTS         UNREALIZED        UNREALIZED       (DEPRECIATION)
                                      FOR TAX PURPOSES      APPRECIATION      DEPRECIATION      ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
Elfun International Equity Fund        $   329,547            $158,710        $   (5,844)          $152,866
Elfun Trusts                             1,479,721             791,880           (72,767)           719,113
Elfun Diversified Fund                     261,124              53,147           (13,418)            39,729
Elfun Tax-Exempt Income Fund             1,685,471              65,923           (10,888)            55,035
Elfun Income Fund                          529,863               4,642            (9,764)            (5,122)
Elfun Money Market Fund                    326,537                  --                --                 --

                                            NET TAX
                                         APPRECIATION/        UNDISTRIBUTED     UNDISTRIBUTED         POST
                                       (DEPRECIATION) ON         INCOME/      LONG-TERM GAINS/       OCTOBER
                                    DERIVATIVES, CURRENCY     (ACCUMULATED      (ACCUMULATED         LOSSES
                                     AND OTHER NET ASSETS    ORDINARY LOSS)     CAPITAL LOSS)  (SEE DETAIL BELOW)
---------------------------------------------------------------------------------------------------------------------------
Elfun International Equity Fund             $(58)               $   389          $    107           $   --
Elfun Trusts                                  --                  1,460                --               --
Elfun Diversified Fund                         4                     --                --               --
Elfun Tax-Exempt Income Fund                  --                     --            (1,038)              --
Elfun Income Fund                             39                    652            (6,009)            (125)
Elfun Money Market Fund                       --                     --                --              --

As of December 31, 2007, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended December 31, 2007, the Elfun Income Fund utilized approximately $338 of capital loss carryovers.

FUND                                         AMOUNT            EXPIRES
--------------------------------------------------------------------------------

Elfun Income Fund                            $1,558                 12/31/13
                                              4,451                 12/31/14
Elfun Tax-Exempt Income Fund                  1,038                 12/31/15

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2007 as follows:

                                             CAPITAL          CURRENCY
--------------------------------------------------------------------------------
Elfun Income Fund                             $124               $1

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


The tax composition of distributions paid (other than return of capital distributions for the year) during the years ended December 31, 2007 and December 31, 2006, were as follows:

                                     EXEMPT              ORDINARY            LONG-TERM
                                    INTEREST              INCOME           CAPITAL GAINS              TOTAL
---------------------------------------------------------------------------------------------------------------------------
Elfun International Equity Fund
   2007                           $      --               $10,213            $  42,622             $  52,835
   2006                                  --                 7,387               18,031                25,418
Elfun Trusts
   2007                                  --                27,628              199,957               227,585
   2006                                  --                28,993              210,756               239,749
Elfun Diversified Fund
   2007                                  --                 6,792               21,526                28,318
   2006                                  --                 6,564               11,062                17,626
Elfun Tax-Exempt Income Fund
   2007                              79,642                 2,401                  205                82,248
   2006                              78,598                 3,134                2,526                84,258
Elfun Income Fund
   2007                                  --                20,362                   --                20,362
   2006                                  --                19,915                   --                19,915
Elfun Money Market Fund
   2007                                  --                15,896                   --                15,896
   2006                                  --                14,801                   --                14,801


DISTRIBUTIONS TO SHAREHOLDERS

(DOLLARS IN THOUSANDS)

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized gains and losses on foreign currency contracts, futures and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


The reclassifications for the year ended December 31, 2007 were as follows:

                                         UNDISTRIBUTED
                                        NET INVESTMENT           ACCUMULATED            PAID IN
                                            INCOME           NET REALIZED LOSS          CAPITAL
---------------------------------------------------------------------------------------------------------------------------
Elfun International Equity Fund            $  (54)                 $  54                  $--
Elfun Trusts                                   --                     --                   --
Elfun Diversified Fund                       (185)                   190                   (5)
Elfun Tax-Exempt Income Fund                   --                     --                   --
Elfun Income Fund                             101                   (101)                  --
Elfun Money Market Fund                        --                     --

On June 29, 2007, the Fund adopted FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2004, 2005, 2006 and 2007 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis, including accreting of discounts and amortizing of premiums on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

3.   LINE OF CREDIT

The Trust shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street, which was established November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended December 31,2007.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 2007


4.   AMOUNTS PAID TO AFFILIATES

During 2007, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administration expenses and unitholder servicing agent expenses in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2007, $72 (dollars in thousands) was charged to the Funds and was allocated pro rata across Funds based upon relative net assets. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended December 31, 2007, were as follows:

                                                  PURCHASES                         SALES
---------------------------------------------------------------------------------------------------------------------------
Elfun International Equity Fund                 $   140,044                      $  132,735
Elfun Trusts                                        262,593                         446,619
Elfun Diversified Fund                              504,591                         511,463
Elfun Tax-Exempt Income Fund                        694,288                         692,929
Elfun Income Fund                                 1,825,963                       1,811,440

OPTIONS

During the year ended December 31, 2007 there were no option contracts written.

SECURITY LENDING

At December 31, 2007, the following Funds participated in securities lending:

                                             LOANED SECURITIES
                                               AT MARKET VALUE                      CASH
                                        (INCLUDING ACCRUED INTEREST)             COLLATERAL
---------------------------------------------------------------------------------------------------------------------------
Elfun Income Fund                                 $106,943                        $109,146

Report of Independent Registered
Public Accounting Firm
--------------------------------------------------------------------------------



KPMG

THE UNITHOLDERS AND BOARD OF TRUSTEES
ELFUN FUNDS

We have audited the accompanying statements of assets and liabilities of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, each a series of Elfun Funds (collectively, the "Funds"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund as of December 31, 2007, the results of their operations, changes in their net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Boston, Massachusetts
February 25, 2008

Tax Information, unaudited

For the year ended December 31, 2007
--------------------------------------------------------------------------------


SUMMARY

For the fiscal year ended December 31, 2007 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

       FUND NAME                                                            QUALIFIED DIVIDEND INCOME
---------------------------------------------------------------------------------------------------------------------------
       Elfun International Equity Fund                                                63.21%
       Elfun Diversified Fund                                                         44.69%
       Elfun Trusts                                                                   85.98%

Of the dividends paid from net investment income by the Elfun Tax Exempt Fund during the calendar year ended December 31, 2007, 97.13% represent exempt interest dividends for Federal income tax purposes.


For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

       FUND NAME                                                        DIVIDENDS RECEIVED DEDUCTION
---------------------------------------------------------------------------------------------------------------------------
       Elfun Diversified Fund                                                       29.71%
       Elfun Trusts                                                                 71.94%


During the year ended December 31, 2007, the following funds paid to shareholders of record on December 26, 2007, the following long-term capital gain dividends reported on Form 1099 for 2007:

       FUND NAME                                                                PER SHARE AMOUNT
---------------------------------------------------------------------------------------------------------------------------
       Elfun International Equity Fund                                              $2.78209
       Elfun Diversified Fund                                                        1.60337
       Elfun Trusts                                                                  4.80415
       Elfun Tax-Exempt Income Fund                                                  0.00133


The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2007, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the amount of taxes paid by the Funds follows:

                                                           TOTOL FOREIGN           TOTAL FOREIGN
       FUND NAME                                           SOURCE INCOME             TAXES PAID
---------------------------------------------------------------------------------------------------------------------------
      Elfun International Equity Fund                      $11,496,297               $951,915

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------


The Board of Trustees of each Fund considered and unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated ("GEAM") at a meeting held on December 19, 2007.

In considering whether to approve the Funds' investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances.

In connection with their approval of the Funds' investment advisory agreements, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments, senior members of each relevant investment group (e.g., equity, fixed income) and research personnel. The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds' operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these agreements in recent years, noting that the information they received was presented in a similar manner and format.

In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed the personnel changes made, and proposed to be made, by GEAM. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------


In light of the foregoing, the Board members concluded that the services provided by GEAM were of a high quality and had benefited the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in discussions regarding the investment process for each Fund, the portfolio management and supporting research personnel, the investment style and approach employed for each Fund, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. The Board members concluded that the Funds' performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED TO THE FUNDS.

The Board members considered the cost of the services provided by GEAM. The Board members noted that, under each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by the agreement and for the reasonable costs incurred by its affiliate, GE Investment Distributors, Inc. ("GEID"), in providing services specified in its agreement with the Funds as unitholder servicing agent. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds' arrangements with GEAM and GEID may include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable and consistent across GEAM's business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED FOR THE BENEFIT OF FUND SHAREHOLDERS AS THE FUNDS GROW.

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed and concurred with information provided by GEAM personnel, which showed how significant Fund asset growth can reduce a Fund's operating expenses.

Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------


COMPARISON OF SERVICES TO BE RENDERED AND COSTS TO
BE INCURRED.

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds' expense ratios, and comparative information with respect to similar products. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

Additional Information, unaudited
--------------------------------------------------------------------------------


INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS: The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Company is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JAMES W. IRELAND III
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE:   53

POSITION HELD WITH FUND:   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED:   Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:   President, Chief Executive
Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE:   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE:   Trustee of the Norman Rockwell Museum and
St. Lawrence University; Trustee of Elfun/GE Savings & Security Funds and General Electric Pension Trust since July 2007.

--------------------------------------------------------------------------------
PAUL M. COLONNA
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE:   39

POSITION HELD WITH FUND:   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED: Until successor is elected and qualified - Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President of GEAM since March 2007; President - Fixed Income at GEAM since March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President-Structured Products at GEAM from March 2002 to March 2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE:   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE:    N/A

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 20 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; President and Chief Executive Officer - Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003, Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999.

--------------------------------------------------------------------------------
KATHRYN D. KARLIC
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   52

POSITIONS HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President of GEAM
since March 2004; President - Institutional Sales at GEAM since March 2007; President - Fixed Income at GEAM from March 2004 to March 2007, Senior Vice President - Fixed Income of GEAM from 2002 to 2004.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Savings and Security Funds
and General Electric Pension Trust since 2006; Trustee of Babson College since 1999.

Additional Information, unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE   52

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected
and qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since 1993; President - International Equity Investments at GEAM since March 2007; Executive Vice President - International Equity Investments at GEAM from 1993 to March 2007; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM, 3001 Summer St. Stamford, CT 06905

AGE   46

POSITION HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since July 2007. Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007.

--------------------------------------------------------------------------------
JUDITH A. STUDER
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since 2006; President - U.S. Equities at GEAM since June 2007; Executive Vice President - Investment Strategies from July 2006 to June 2007; Senior Vice President - International Equities of GEAM from 1995-2006; Senior Vice President
- Domestic Equities of GEAM from 1991-1995; Vice President of Domestic Equities from 1987-1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of S&S Funds and General Electric Pension Trust since 2004.

--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE   51

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President of GEAM since 1997; President - Executive Vice President - Alternative Investments at GEAM since March 2007; Executive Vice President - Alternative Investments from 1997 to March 2007; Director of GEIC from 1993-2000 (when GEIC was merged into
GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President - Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993.

Additional Information, unaudited


--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 54

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Operating Officer of Geam since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1999.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Elfun Funds' Investment Team
--------------------------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

DAVID B. CARLSON is an Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for ELFUN TRUSTS and has served in this capacity since 1988. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the ELFUN TAX-EXEMPT INCOME FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is a Director and Executive Vice President of GE Asset Management and President - Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the ELFUN INCOME FUND and has been responsible for the fixed income portion of the ELFUN DIVERSIFIED FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an Assistant Portfolio Manager of GE Asset Management. He has served on the portfolio management team for the ELFUN MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.


WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the ELFUN MONEY MARKET FUND since January 1, 2008 and the ELFUN INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the ELFUN INTERNATIONAL EQUITY FUND since joining GE Asset Management in October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the ELFUN INCOME FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and Portfolio Manager in 2002 and became a Senior Vice President and Senior Portfolio Manager of Structured Products in 2007.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management and President - International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the ELFUN INTERNATIONAL EQUITY FUND since 1991 and has managed foreign investments for the ELFUN DIVERSIFIED FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992 and President - International Equities in March 2007.

Elfun Funds' Investment Team

THOMAS R. LINCOLN is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the ELFUN DIVERSIFIED FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities at GE Asset Management in 1997 and a portfolio manager for U.S. Equities in 2003.

ANDREW A. MASELLI is an Assistant Portfolio Manager of GE Asset Management. He has served on the portfolio management team for the ELFUN MONEY MARKET FUND since April 2003. Mr. Maselli joined GE Asset Management in 1998 as a data integrity analyst in trade operations, where he held various positions both in equities and fixed income support. In 2002, he was promoted to Senior Trade Support Specialist working on the short-term desk and became an Assistant Portfolio Manager in June 2005.

PAUL NESTRO is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the ELFUN INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the International Equities group.

JAMES F. PALMIERI is a Portfolio Manager of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the ELFUN INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the ELFUN INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the ELFUN INCOME FUND since March 2005. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the ELFUN INTERNATIONAL EQUITY FUND since August 1999. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management and President - U.S. Equities at GE Asset Management. She has led the team of portfolio managers for the ELFUN DIVERSIFIED FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - U.S. Equities in 1991 and Senior Vice President - International Equities in 1995 and President - Investment Strategies in July 2006 and President - U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the ELFUN INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

LEWIS TATANANNI is a Senior Corporate Trader at GE Asset Management. He has been a member of the portfolio management team for the S&S INCOME FUND since December 2007. Mr. Tatananni joined GE Asset Management in October 2002 and was responsible for executing the interest rate derivative hedging programs for GE Asset Management's insurance clients. Mr. Tatananni joined GE in 1999 as an associate at GE Capital Treasury and was responsible for debt origination and derivative execution.

Elfun Funds' Investment Team
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

ELFUN INTERNATIONAL EQUITY FUND
Team led by Ralph R. Layman

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
Judith A. Studer
Thomas R. Lincoln
Ralph R. Layman
Paul M. Colonna

ELFUN TAX-EXEMPT INCOME FUND
Michael Caufield

ELFUN INCOME FUND
Team led by
Paul M. Colonna

ELFUN MONEY MARKET FUND
Team led by
William M. Healey


INVESTMENT ADVISER
GE Asset Management Incorporated


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP


CUSTODIAN
State Street Bank & Trust Company


UNITHOLDER SERVICING AGENT
Address all inquiries to:
GE Funds
c/o PFPC Inc
P.O. Box 9838
Providence, RI 02940

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET MANAGEMENT INCORPORATED (EFFECTIVE AS OF JULY 1, 2007)

Michael J. Cosgrove, TRUSTEE, EVP, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS

Paul M. Colonna, TRUSTEE, EVP, PRESIDENT - FIXED INCOME

Kathryn D. Karlic, TRUSTEE, EVP, PRESIDENT - INSTITUTIONAL SALES AND MARKETING

Ralph R. Layman, TRUSTEE, EVP, PRESIDENT - INTERNATIONAL EQUITIES

Matthew J. Simpson, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, TRUSTEE, EVP, U.S. PRESIDENT - U.S. EQUITIES

Donald W. Torey, TRUSTEE, EVP, PRESIDENT - ALTERNATIVE INVESTMENTS AND REAL
ESTATE

John J. Walker, TRUSTEE, EVP, CHIEF OPERATING OFFICER (AS OF JANUARY 31, 2008)

Shareholder Services

NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at WWW.ELFUN.ORG.

Here are some of the benefits of our online service:

o View account balance and transaction history    o View and order tax forms
o Make exchanges                                  o View quarterly statements
o Redeem shares                                   o Change address
o Purchase shares                                 o Re-order money market checks

Many more features will be added to the web site in the future for your convenience.

NEW EXTENDED TELEPHONE SERVICE

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

GE Funds
c/o PFPC Inc
P.O. Box 9838
Providence, RI 02940

We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

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

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

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

                                    PRSRT STD
                                  U.S. POSTAGE
                                      PAID
                                 Permit No. 1793
                                  Lancaster, PA

ELFUN FUNDS
3001 SUMMER STREET
STAMFORD, CT 06905


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER  FINRA AND SIPC
3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900
WWW.GEFUNDS.COM/ELFUN





The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds' website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds' website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.


[GE LOGO OMITTED]

                                                                    ELF 1 (2/08)

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $19,400 in 2006 and $20,400 in 2007.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Elfun Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2006 and $0 in 2007.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of John H. Myers and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Elfun Tax-Exempt Fund

By:   /S/JAMES W.IRELAND
      James W.Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 07, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/JAMES W.IRELAND
      James W.Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 07, 2008

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, ELFUN FUNDS

Date:  March 07, 2008

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.